•	Chairman’s Letter

i	Morningstar Rating™

ii	Management Discussion and Analysis

1	Portfolio Highlights & Investments

33	Statements of Assets & Liabilities

37	Statements of Operations

41	Statements of Changes in Net Assets

47	Statements of Cash Flows

49	Notes to Financial Statements

55	Financial Highlights

65	Independent Auditors’ Report

67	Trustees & Officers

Annual Report

Dear Investors

I	nvestment is an inexact science. It is an art as well as an analytical process. At any point in time, either the art or the science becomes relatively more important. This has certainly been the case over the last year.

During this period, numerous “event risks” affected the capital markets at a level unprecedented in the preceding fifty years. These events, from corporate malfeasance to the continuing after-effects of September 11, resulted in great volatility in both the stock and bond markets. As a defense against this type of environment, the “art” component of investing became more critical; it was the most important consideration in directing your investment program over the past year.

At Payden & Rygel we believe that the subjective or art component is directly linked to experience, focus, commitment, integrity and the avoidance of conflict of interest. We focused on these factors in the management of our nineteen mutual funds covering equities and bonds over the past year. The main risk was the corporate malfeasance that brought down a number of large American institutions and corporations whose names are now notorious. The results were devastating to many investors, both on the equity and the fixed-income side. But we are pleased to advise our shareholders that our mutual funds suffered no material negative effect from any of these events.

We are often asked how we avoided these major problems. Here we reiterate the importance of the subjective element on investing. We believe it is directly related to our risk management approach, and our belief that if, after you have run all of the numbers, it still seems “too good to be true,” then perhaps it is time to look again. This year we felt that there were unquantifiable risks in a number of situations, and that the upside potential did not warrant maintaining such positions. We sold these positions early on, particularly in our bond funds, so that fund performance over the past year did not suffer as the true magnitude of these firms' problems began to unfold.

Looking to 2003, we believe that a successful investment program takes a long-term view and maintains sufficient diversification, not only in the stock-to-bond allocation, but also within those two sectors. We also caution investors to have realistic expectations. The real rates of return, that is inflation adjusted, are high resulting from continued low inflation in almost all areas of the economy. We believe that inflationary pressures will be quite moderate over the next twelve months. But an economic recovery may be slower than anticipated. Over the long-term, however, the climate is positive for investors.

Finally, the globalization of the world economy continues at a very rapid rate. This is certainly true in our domain, as numerous investments involve cross border transactions. This does not necessarily mean added risk; in fact, it could mean added opportunity. We believe that investors should look at portfolios on a global basis for long-term favorable results.

Thank you for your confidence and for your interest in the Paydenfunds. I can assure you we will continue to be vigilant and realistic in the management of these funds as our shareholders are our most precious asset.

My very best wishes to you for a healthy and prosperous 2003.

Joan A. Payden
Chairman & CEO
Payden & Rygel Investment Group

October 31, 2002

	Overall	3 Year Rating	5 Year Rating	10 Year Rating	Morningstar Category	Number of Funds
Paydenfund						Overall	3 Year	5 Year	10 Year

Global Short Bond		4	4	—	International bond	117	117	105	—

Global Fixed Income		5	5	4	International bond	117	117	105	30

Emerging Markets		4	—	—	Emerging markets bond	38	38	—	—

Limited Maturity		4	4	—	Ultrashort bond	68	68	44	—

Short Bond		5	5	—	Short-term bond	194	194	159	—

U.S. Government		5	5	—	Short government	110	110	102	—

GNMA		4	—	—	Intermediate government	274	274	—	—

Core Bond		5	4	—	Intermediate-term bond	522	522	403	—

Opportunity Bond		4	4	—	Intermediate-term bond	522	522	403	—

High Income		4	—	—	High yield bond	284	284	—	—

Tax-Exempt Bond		4	4	—	Muni national intermediate	131	131	117	—

An overall rating is based on a weighted average of the fund’s ratings for the three-, five-, and ten-year periods, if applicable.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars and the next 22.5% receive four stars. Highly rated funds are defined as those that have a four or five star Morningstar rating. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Morningstar is a registered trademark of Morningstar, Inc. and is not affiliated with Paydenfunds.

i

FIXED INCOME MARKETS

Short Duration Strategies

Short-term interest rates fell in response to a slowing U.S. economy, weakness in the equity markets and uncertainty surrounding a potential war with Iraq. In this environment, the Federal Reserve Board reduced the overnight lending rate from 2.50% to 1.75%. U.S. Treasury rates also fell in a commensurate fashion. Two-year U.S. Treasury rates dropped from 2.42% to 1.67%, while three-month Treasury bill rates fell from 2.01% to 1.45% for the fiscal year ended October 31, 2002. Additionally, in the corporate sector, the difficulties of several high-profile names, such as Enron, WorldCom and Tyco, heightened investor fears and increased price volatility.

The Bunker Hill Money Market Fund returned 1.79% compared to 1.41% for its benchmark, the iMoneynet Money Fund Report, for the fiscal year ended October 31, 2002. The Fund targeted a longer average days to maturity of sixty to seventy days. This position was rewarded when short-term interest rates fell. Going forward, the Fund will be focusing on higher quality issues and will be diversifying the portfolio so that each corporate issuer is limited to a maximum of 1% of the Fund’s value.

The Payden Limited Maturity Fund generated a return of 2.42% versus 1.88% for its benchmark, the Merrill Lynch 90-Day Treasury Bill Index, for the fiscal year. The advisor targeted a longer average maturity of six months, which translated into positive relative performance as short-term interest rates dropped. The Fund invested in yield-enhancing asset-backed and mortgage-backed securities. In addition, judicious corporate credit selection protected the portfolio from several of the credit blowups during the fiscal year.

The Payden Short Bond Fund produced a total return of 5.16% for the fiscal year compared to 4.90% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The decline in interest rates benefited performance as the advisor structured the portfolio with a longer average days to maturity. Additionally, the Fund’s emphasis on higher quality asset-backed and corporate securities provided added yield and protected the portfolio against negative news surrounding lower quality issuers.

The Payden U.S. Government Fund returned 5.93% for the fiscal year versus 5.83% for its benchmark, the Merrill Lynch 1-5 Year Treasury Index. The Fund’s longer duration stance relative to its benchmark generated positive performance as interest rates fell. The exposure to yield-enhancing mortgage-backed securities also boosted performance.

Intermediate Duration Strategies

The Payden GNMA Fund returned 6.59% versus 6.82% for its benchmark the Merrill Lynch GNMA Master Index for the fiscal year ended October 31, 2002. The return compares favorably to its peers, ranking number five out of 59 GNMA funds over the period, as measured by Lipper1. The Fund’s strong performance is primarily attributed to strategies that minimized exposure to prepayments. Over the past fiscal year, a “perfect storm” of low mortgage rates and a strong housing market have led to consistently high prepayments that afflicted all areas of the mortgage market. The Fund consistently positioned itself for a low mortgage rate environment, by owning lower coupon mortgages, and seasoned mortgages that are less likely to refinance. The Fund was also the fortunate recipient of strong investor support for GNMA securities due to a flight-to-quality from the corporate credit markets.

Going forward, the general malaise in the economy along with geopolitical concerns should keep a cap on interest rates rising sharply. To that end, we do not expect any immediate change to the general level of low mortgage rates and fast prepayments. We will continue to structure the Fund to maximize yield in an environment where there is a dearth of high quality yield alternatives.

The Payden Core Bond Fund performed quite strongly during the twelve-month period ended October 31, 2002, returning 7.37% versus the Fund’s benchmark, the Lehman Aggregate Index, which returned 5.89%. The Fund’s strong performance was due to several key themes. First, the advisor was selective about the Fund’s corporate exposure, leveraging the manager’s research capabilities in high-yield and equities. The advisor kept a defensive bias in the portfolio, overweighting industries like consumer staples and energy and underweighting telecom. Given the level of credit defaults and corporate governance problems that we

[1]
Each fund is ranked within a universe of funds similar in investment objective. Lipper Analytical Services, Inc. is a nationally recognized organization that reports on mutual fund performance and calculates fund rankings.

witnessed this past year, this defensive bias was well rewarded. The advisor also applies strict measures to control risk in the Fund. The Fund holds a broadly diversified group of corporate bonds to ensure that no single company event will have a significant impact on the overall portfolio. In the mortgage arena, the Fund was well protected against the onslaught of prepayments that occurred this year as interest rates declined. The Fund exchanged into lower coupon mortgages and executed timely trades between mortgages and treasuries. Also, the Fund held commercial mortgage-backed securities that are protected against prepayments because of their lockout provisions and other prepayment penalties.

Even though the Payden Opportunity Bond Fund invests in high-yield bonds, which have not kept pace with the rest of the fixed-income market, returns for the twelve-month period ended October 31, 2002 were strong. The Fund returned 6.45% versus its benchmark, the Lehman Aggregate Index, which returned 5.89%. This speaks to the outstanding returns of other sectors within the strategy, such as investment grade corporates, mortgages and emerging markets debt. In the investment grade corporate area, the Fund kept a defensive bias in the portfolio, overweighting industries like consumer staples and energy and underweighting telecom. Given the level of credit defaults and corporate governance problems that we witnessed this past year, this defensive bias was well rewarded. In the mortgage arena, the Fund was well protected against the onslaught of prepayments that occurred this year as interest rates declined. The Fund swapped into lower coupon mortgages and executed timely trades between mortgages and treasuries. Also, the Fund held commercial mortgage-backed securities that are protected against prepayments because of their lockout provisions and other prepayment penalties. The Fund’s high-yield returns tended to be better than those of the peer universe primarily due to the advisors’ choice of industry weights. They have focused on defensive, stable industries such as consumer products, energy and healthcare. The advisor believes that high-yield will be a strong performing sector in the next several years, but one must be patient and be willing to accept some near-term volatility. In emerging markets, the Fund has stayed away from Brazil and Argentina due to election uncertainty in Brazil. Instead, the Fund has focused on countries such as Mexico, and a number of eastern European countries, such as Russia, Poland and Croatia, which are showing strong progress in the new global economy.

Global Strategies

Despite keeping overnight interest rates on hold throughout 2002, all eyes have been on the Federal Reserve Board and its assessment of both the domestic and global economy. Over the course of 2002, the Federal Reserve Board’s bias has gradually shifted from one of optimism regarding growth prospects and an inclination to tighten monetary policy, to an easing bias dominated by employment concerns, weak earnings, and uncertainty as to the sustainability of any true turnaround.

Foreign economies, such as Australia, Canada, New Zealand, and Sweden, did not suffer an economic slowdown as dramatic as the U.S., and thus initiated their own rate increases in 2002 to preemptively unwind much of the excess liquidity that was pumped into the global capital markets post September 11. With strong housing markets and troublesome inflation vexing these central banks, excessive “tightening premiums” were priced into these respective government bond yield curves on the anticipation of further rate increases in 2003.

The yearlong trend, however, of stable and improving economic data being offset by the potential escalation of geopolitical quagmires remained in place and U.S. Treasuries led the decline in global yields starting in June. As tensions in the Middle East remained taut, investor psyches already fragile from “Enron-itis,” crumbled with the eruption of “Worldcom-itis.” The lack of confidence in corporate reporting proved too much and a mid-July apocalyptic rush by investors to reduce risk within their portfolios by liquidating equity holdings buoyed fixed-income investment flows.

Europe maintained the status quo with growth prospects hinging on the growth story here in the U.S. The German IFO business sentiment index remained weak, and growth forecasts for the region have been continually revised lower, to almost flat growth for 2003. Economically, Japan has fared no better than its G-3 counterparts with negative GDP and deflation still the overriding concerns.

The euro strengthened against the U.S. dollar rising above 1.00 US$/euro for the first time in 26 months as investors appeared to capitulate by taking money out of riskier (and possibly over-valued) assets such U.S. equities and re-deploying their capital elsewhere. This weakness in the U.S. dollar was pervasive versus many foreign currencies, especially the Japanese yen. After depreciating considerably in January and February to 135 yen/US$, the yen rallied consistently through the year to 115 yen/US$. However, this persistent appreciation has worried Japanese government officials as this unavoidably hurts the export sector, which has been the only engine of growth in its fledgling domestic economic recovery.

The Payden Global Fixed Income Fund returned 3.45% for the fiscal year ended October 31, 2002 versus the J.P. Morgan Global Bond Index – Hedged, which returned 4.56% over the same period.

The Fund’s overweight country allocation to Japan early in 2002 helped as Japanese yields rallied on continued economic weakness which ultimately induced domestic investors to put funds to work. However, the Fund’s short duration position in the U.S. and Europe in May through July hurt returns as the “flight-to quality” bid to all maturities of government securities fueled a global bond rally. The managers have subsequently brought exposure in Europe back to neutral, and are currently overweight in the U.S. in anticipation of a protracted recovery and bond yields trading back toward their recent lows.

The Payden Global Short Bond Fund returned 5.03% during the fiscal year, on par with the 4.90% return of the Merrill Lynch 1-3 Year Treasury Index.

The Fund invests in bonds with maturities of less than five years. During this period, performance benefited from the declining trend in interest rates around the globe, as bonds prices rose on the short part of the yield curve in response to falling interest rates.

The strategy of the Fund has been to increase exposure to sovereign and corporate bonds in Mexico, investment-grade Asia (Hong Kong, South Korea, Malaysia) and emerging Europe (Croatia and Russia). Economic and political fundamentals have been improving in these countries, as recognized by the rating agencies that upgraded countries such as Russia, Mexico, South Korea and Malaysia. These sectors helped the Fund outperform the benchmark.

The Fund also invests in U.S. high-yield and high-grade corporate bonds. The focus in the high-yield sector is on BB- rated companies, which outperformed the high-yield market. However, due to challenging conditions in the U.S. corporate market, these sectors underperformed U.S. Treasuries.

In addition, the Fund holds a position in Canadian and Swedish government bonds, which, due to lower-than-expected inflation helped outperform the benchmark.

High Yield Strategies

The Payden High Income Fund finished the fiscal year ended October 31, 2002 on a strong note, driven by the rebound in the equity markets and robust cash inflows into high-yield mutual funds. The Fund’s overweights in such sectors as energy, gaming and healthcare outperformed the overall high-yield market. After strong performance in October 2001 through March 2002 post the turmoil of September 11, the high-yield market weakened as issues of corporate mis-governance grew and the equity markets weakened significantly. As corporate risk premiums grew and volatility increased in the capital markets, liquidity left the high-yield bond market. For the year, the Fund returned -0.59%, while the Merrill Lynch High Yield Index returned -5.79%. The Fund’s significant 5.20% outperformance is largely attributable to the managers’ higher-quality bias and avoidance of “credit bombs” such as Adelphia Communications and WorldCom. The managers’ outlook for the high-yield market remains positive, given the expected decline in corporate bond defaults by mid-2003 and the attractive yields available in the market (9.50-10.00%). These “juicy” yields will attract more inflows into high-yield funds, driving the market higher.

Emerging Market Strategies

Overall emerging market spreads, as measured by the J.P. Morgan EMBI Global Index, tightened approximately 200 basis points for the past 12 months, ending the month of October 2002 at a level of 806 basis points over U.S. Treasuries. While Latin American spreads have widened considerably, average spreads in emerging Europe and Asia have tightened, with a strong positive total return in both of the latter regions.

Following Argentina’s default in December 2001, market performance was mainly driven by political uncertainty related to Brazil’s presidential election held in October 2002. However, the volatility experienced by higher-yielding Latin American countries did not detract from Europe and Asia’s performance, as investors have differentiated more between countries with diverse fundamentals. Russia was the top performer during this period, returning 48.82%.

Due to its large allocation on emerging market indices, Brazil will continue to drive the market in the medium term. The victory of the leftist presidential candidate Inacio Lula da Silva has raised concerns about fiscal responsibility as well as sustainability of the domestic debt. However, the Fund’s managers expect limited contagion from Brazil on emerging Europe and Asia.

The Payden Emerging Markets Bond Fund returned 10.54% during the fiscal year compared to 6.61% for its benchmark, the J.P. Morgan EMBI Global Constrained Index and 9.81% for the J.P. Morgan EMBI Global Diversified Index.

The strategy of the Fund during this period has been to overweight Russia and Central Europe (although the Fund has had no exposure to Turkish bonds during this period), and to underweight Latin America. The Fund had no exposure to Argentina and exited Brazil mid-year, favoring countries with improving fundamentals such as Mexico and Chile. The Fund was neutral in Asia and has an underweight to Africa. The Fund’s outperformance was primarily due to its overweight in emerging Europe and underweight in Argentina.

Tax Exempt Strategies

For the third consecutive year, the municipal market provided attractive returns, as interest rates fell to their lowest levels of the last four decades. The pace of economic recovery proved slower than anticipated, which created an environment conducive to strong municipal bond performance. Problems in corporate America resulted in a crisis of confidence in the marketplace, and the ensuing flight-to-quality reflected an increased demand for high-quality, liquid securities such as municipal bonds.

Municipal new issuance increased 32% on a fiscal year-over-year basis and is on target to set a new annual issuance record for calendar year 2002. Declining tax revenue at the state and local level caused many issuers to turn to the debt market to finance projects and help close budget deficits. Additionally, issuers took advantage of the low level of interest rates and refinanced their outstanding debt.

The increase in supply was met with overwhelming demand from traditional and non-traditional municipal investors alike. The dramatic decline in Treasury yields encouraged investors to look for higher-yielding alternatives, and high quality municipal bonds fit the bill. This source of demand should continue as long as the yields available on municipals are historically high compared to Treasury yields.

The Payden Short Duration Tax Exempt Fund posted a 3.04% total return for the fiscal year versus 3.31% for its benchmark, the Lehman 1-Year General Obligation Index. The Fund’s average maturity was extended during the year to take advantage of the steep yield curve and falling interest rates. Housing bonds were added to the Fund for the additional income they provide compared to other bonds of comparable credit quality.

The Payden Tax Exempt Bond Fund posted a 5.30% total return for the year, benefiting from its longer maturity orientation and increased sensitivity to interest rates. Its benchmark, the Lehman Quality Intermediate Index, returned 5.82% for the period. State rotation trades also contributed to positive performance as heavy supply in states such as California and New York presented opportunities to buy bonds at wider-than-normal yield levels. Once the supply of bonds in these states subsides, their yields should fall more in line with their long-term averages, which should enable them to outperform the broader market.

The Payden California Municipal Income Fund posted a 3.81% total return for the year versus 5.06% for its benchmark, the Lehman California Intermediate Index. California tax-exempt bonds underperformed the broader municipal market, as the state experienced a growing budget deficit and problems related to the energy crisis. The portfolio had limited exposure to State of California’s general obligation bonds, which allowed us to avoid the negative impact from a downgrade by Moody’s Investors Service, which lowered the state’s credit rating from AA- to A+. The first phase of the long awaited California Department of Water – Power Supply Revenue bond deal was issued in October 2002. The $11.9 billion deal will be the largest deal in municipal history when it is completed in November 2002. Proceeds will be used to reimburse California’s general fund for power purchases made by the state on behalf of its insolvent utilities. Many challenges remain for the state as it works through the impact of the economic recession and its largest one-year decline in tax revenue since World War II.

EQUITY MARKETS

Global economic markets experienced a volatile fiscal year as geopolitical events, accounting issues, terrorist attacks, and weak economic numbers deterred investors and sent indexes to very low levels. Towards the end of fiscal 2002, U.S. benchmarks hit a series of significant lows not seen in years. The S&P 500 Index and the Nasdaq reached five and six-year lows, respectively, while the Dow broke 8000 for the first time since 1998. Technology stocks have continued their decline as earning slowdowns are causing businesses to cut spending on projects such as computer and software upgrades. Despite some signs pointing towards a double dip recession,

v

strong housing numbers, low interest rates, and resilient consumer spending may keep the economic recovery going until corporate earnings begin to grow.

The positioning of the Payden Equity Funds was defensive throughout most of the year, as the advisor focused on companies with stable earnings and strong fundamentals. In addition, disciplined risk management helped the funds exceed their respective benchmarks in a tough environment.

The Payden Growth & Income Fund, which is comprised of large cap value stocks, returned -11.13% for the fiscal year ended October 31, 2002. The Fund outperformed its benchmark, the Standard & Poor’s 500 BARRA Value Index, which returned -17.28% during the fiscal year. In what has proved to be an extremely difficult market, global chemical company Dupont has held up impressively, and stocks such as General Motors and Phillip Morris that pay high dividends also helped Fund performance. Telecom stocks, such as SBC Communications, continue to lag.

The diversification of the Payden Global Balanced Fund has again proven its effectiveness during the fiscal year. The bonds in the Fund were positive contributors to Fund performance as equities continued to be weak. The Fund exceeded the performance of its 60 percent stock / 40 percent bond composite index during the year, returning -1.48% versus -5.08% for the composite index. While French automobile manufacturer Renault SA and French retailer Pinault-Printemps-Redoute SA added value, technology stocks, such as Infineon Technologies AG, hurt the Fund.

The Payden U.S. Growth Leaders Fund, which is comprised of large cap growth stocks, returned -14.79% for the fiscal year. The Fund outpaced its benchmark, Standard & Poor’s 500 BARRA Growth Index, which returned -15.92% for the fiscal year. As the economy begins its road to recovery, growth stocks will be the most sensitive, as investors gain more confidence in the market. Success stories in the Fund include Apollo Group, one of the Fund’s largest holdings. The provider of higher education programs for working adults benefited from increased enrollments as students continued to improve their marketability in the workplace. Technology stocks, such as Sun Microsystems and Applied Materials, hurt the Fund.

Small cap stocks once again outperformed the S&P 500 Index this fiscal year, as they have for the past four years due to better earnings growth from these niche companies and more reasonable valuations. The Payden Small Cap Leaders Fund, which returned -15.70% for the fiscal year comfortably exceeded the -21.57% return of the Russell 2000 Growth index, as its focus on companies with stable earnings benefited the Fund. However, it lagged the benchmark broad Russell 2000 Index, which returned -11.57%. Strong performers included FTI Consulting, a litigation specialist that impressed investors with continued revenue growth in an unsure environment. Technology stocks, such as Optimal Robotics Corp., hurt the Fund.

The Payden Market Return Fund, which returned -14.98% for the fiscal year, underperformed the S&P 500 Stock Index, which returned -14.10% during the same period. The Fund employs a strategy of using S&P 500 futures to achieve index returns less financing costs. Short-term bonds are used to outperform the futures’ financing costs. Two factors contributed to the Fund’s performance: efficient trading of the index futures to minimize financing costs, and our emphasis on higher-yielding floating-rate notes. Allocations to high-quality asset-backed and mortgage-backed securities also contributed to performance. Our strong credit research, diversification and sell-discipline protected the portfolio from the adverse effects of the corporate credit market.

The Fund seeks a high level of total return that is consistent with preservation of capital, by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity of three years.

Credit Quality

AAA	26%
AA	1%
A	22%
BBB	42%
BB	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Canada (Canadian Dollar) (4%)
4,330,000	Canadian Government, 6.00%, 9/01/05	$2,941
Chile (United States Dollar) (5%)
3,100,000	Republic of Chile, 5.625%, 7/23/07	3,206
China (United States Dollar) (1%)
650,000	Republic of China, 6.50%, 2/17/04	684
Croatia (United States Dollar) (4%)
2,753,675	Croatia, 2.69%, 7/31/06	2,742
Germany (Euro) (1%)
650,000	Bayer AG, 5.375%, 4/10/07	655
Hong Kong (United States Dollar) (4%)
1,000,000	Hong Kong Mass Transit Railway, 7.25%, 10/01/05	1,116
600,000	Swire Pacific Ltd., 8.50%, 9/29/04	661
550,000	Wharf International Finance Ltd., 7.625%, 3/13/07	618
Lithuania (Euro) (2%)
1,300,000	Republic of Lithuania, 8.00%, 3/29/04	1,359
Malaysia (Euro) (1%)
1,000,000	Malaysia, 6.375%, 11/24/05	1,032
Malaysia (United States Dollar) (2%)
600,000	Petroniam Nasional Berhd, 8.875%, 8/1/04	663
300,000	Tenaga Nasional, 7.625%, 4/29/07	335
Mexico (United States Dollar) (9%)
1,300,000	Banco Nacional, 7.25%, 2/2/04	1,363
600,000	Grupo Televisa S.A., 8.625%, 8/08/05	636
1,250,000	Petroleos Mexicanos, 6.50%, 2/01/05	1,291
2,950,000	United Mexican States, 8.625%, 3/12/08	3,274
Netherlands (Euro) (0%)
330,000	Olivetti International Finance, 5.825%, 7/30/04	333
Russia (United States Dollar) (5%)
2,750,000	Russian Federation, 10.00%, 6/26/07	3,136
South Africa (Euro) (3%)
2,000,000	Republic of South Africa, 7.00%, 10/14/04	2,056
South Korea (United States Dollar) (6%)
1,100,000	Export-Import Bk Korea, 6.375%, 2/15/06	1,194
1,250,000	Korea Electric Power, 6.375%, 12/01/03	1,306
1,800,000	South Korean Development Bank, 7.375%, 9/17/04	1,957
Sweden (Swedish Krona) (4%)
27,700,000	Swedish Gov’t, 5.00%, 1/15/04	3,055
United States (United States Dollar) (39%)
325,000	Allied Waste NA, 7.625%, 1/1/06	317

Principal or Shares	Security Description	Value (000)

650,000	Amerada Hess Corp., 5.30%, 8/15/04	$678
325,000	American Standard, 7.375%, 4/15/05	336
600,000	Bank One Corp., 6.875%, 8/01/06	672
650,000	BellSouth Corporation, 5.00%, 10/15/06	688
650,000	Conoco Funding, 5.45%, 10/15/06	696
600,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	623
325,000	D.R. Horton Inc., 10.50%, 4/01/05	338
500,000	Disney (Walt) Company, 6.75%, 3/30/06	536
335,000	Dominion Resources Inc., 7.625%, 7/15/05	362
300,000	Duke Capital Corp., 7.25%, 10/01/04	298
600,000	EOP Operating LP, 6.625%, 2/15/05	635
300,000	Erac USA Finance Co., 8.25%, 5/01/05 (b)	326
7,000,000	FHLB Discount Note, 1.53%, 12/10/02	6,991
600,000	General Mills Inc., 5.125%, 2/15/07	630
325,000	Harrahs Operating Co., 7.875%, 12/15/05	344
325,000	HMH Properties, 7.875%, 8/01/05	319
500,000	Kellogg Co., 6.00%, 4/1/06	544
325,000	Mandalay Resort Group, 10.25%, 8/1/07	348
600,000	Masco Corp., 6.00%, 5/03/04	626
600,000	National Rural Utilities, 5.25%, 7/15/04	623
600,000	Norfolk Southern Corp., 7.35%, 5/15/07	684
325,000	Park Place Entertainment, 7.875%, 12/15/05	327
325,000	Penney (JC) Co., 7.60%, 4/01/07	310
300,000	Pepco Holdings Inc., 5.50%, 8/15/07 (b)	302
600,000	Progress Energy Inc., 6.75%, 3/01/06	617
500,000	Raytheon CO., 8.20%, 3/01/06	548
325,000	Ryland Group, 8.00%, 8/15/06	325
600,000	Safeway Inc., 7.25%, 9/15/04	649
600,000	SBC Communications Inc., 5.75%, 5/02/06	642
325,000	Starwood Hotels & Resorts, 6.75%, 11/15/05	312
300,000	Time Warner, Inc., 7.75%, 6/15/05	307
325,000	Tricon Global Restaurant, 7.45%, 5/15/05	338
600,000	TRW Inc., 6.625%, 6/01/04	619
3,000,000	U.S. Treasury Bill, 1.58%, 11/7/02	2,999
600,000	Union Pacific Corp., 5.84%, 5/25/04	631
325,000	Unisys Corp., 8.125%, 6/01/06	331
300,000	Valero Energy Corp., 6.125%, 4/15/07	300
300,000	Viacom Inc., 7.75%, 6/01/05	333
United States (Euro) (3%)
320,000	Ahold Finance USA Inc., 6.375%, 6/08/05	323

1	Paydenfunds

Principal or Shares	Security Description	Value (000)

180,000	AT&T Corp., 6.00%, 11/21/06	168
156,000	Clear Channel Communication, 6.50%, 7/07/05	144
320,000	DaimlerChrysler NA Holdings, 5.625%, 1/16/07	324
330,000	Ford Motor Credit Co., 6.00%, 2/14/05	317
600,000	General Motors Acceptance Corp., 6.125%, 9/15/06	577
United Kingdom (Euro) (2%)
320,000	British Telecom, 6.375%, 2/15/06	333
670,000	NGG Finance PLC, 5.25%, 8/23/06	675
650,000	Transco PLC, 5.25%, 5/23/06	662
Investment Companies (3%)
1,986,085	Bunker Hill Money Market Fund *	1,986

Total (Cost - $67,137) (a) (98%)		68,626
Other Assets, net of Liabilities (2%)		1,075

Net Assets (100%)		$69,701

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,583
Unrealized depreciation	(94)

Net unrealized appreciation	$1,489

(b)	Security exempt from registration under rule 144(a) of the Securities Act of 1933.

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized Appreciation (Depreciation)

Assets:
12/20/2002	Canadian Dollar (Sell)	1.5614	$2,952,573	$12,303
Liabilities:
12/20/2002	Swedish Krona (Sell)	9.2830	$3,126,145	$(30,376)
11/27/2002	Euro (Sell)	1.0194	8,505,270	(68,496)

			$11,631,415	$(98,872)

See notes to financial statements.

Annual Report	2

The Fund seeks a high level of total return by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not exceeding ten years.

Credit Quality

AAA	85%
AA	6%
A	6%
BBB	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Australia (Australian Dollar) (2%)
9,600,000	Australian Government, 5.75%, 6/15/11	$5,422
Austria (Japanese Yen) (5%)
743,000,000	Oesterreich Kontrollbank, 1.80%, 3/22/10	6,648
760,000,000	Pfandbrief Ost Land Hypo, 1.60%, 2/15/11	6,618
Canada (Canadian Dollar) (1%)
4,360,000	Canadian Government, 6.00%, 9/01/05	2,961
France (Euro) (3%)
6,450,000	French Treasury Note, 5.00%, 7/12/05	6,660
Germany (Euro) (13%)
3,140,000	Bundesrepublic Deutschland, 4.125%, 7/04/08	3,136
6,980,000	Bundesrepublic Deutschland, 5.25%, 1/4/08	7,362
13,200,000	Bundesrepublic Deutschland, 5.25%, 1/4/11	13,839
1,580,000	Bundesrepublic Deutschland, 5.50%, 1/4/31	1,661
5,850,000	Deutschland Republic, 6.25%, 1/04/24	6,659
2,550,000	Deutschland Republic, 6.25%, 1/04/30	2,942
Germany (Japanese Yen) (2%)
531,000,000	Deutsche Ausgleichsbank, 1.85%, 9/20/10	4,773
Italy (Euro) (1%)
1,600,000	Telecom Itilia Spa, 6.25%, 2/01/12	1,577
Japan (Japanese Yen) (3%)
910,000,000	Development Bank of Japan, 1.40%, 6/20/12	7,701
Netherlands (Euro) (4%)
8,790,000	Netherlands Government, 5.75%, 2/15/07	9,384
1,500,000	RWE Finance BV, 5.50%, 10/26/07	1,544
Netherlands (United States Dollar) (1%)
1,650,000	Unilever Capital, 6.875%, 11/01/05	1,848
Spain (Japanese Yen) (2%)
708,000,000	Kingdom of Spain, 3.10%, 9/20/06	6,440
Spain (Euro) (2%)
5,320,000	Spanish Government, 5.50%, 7/30/17	5,557
Supranational (Japanese Yen) (4%)
365,000,000	IBRD World Bank, 2.00%, 2/18/08	3,258
742,000,000	Interamerica Development Bank, 1.90%, 7/8/09	6,666
Sweden (Swedish Krona) (2%)
45,200,000	Swedish Government Bond, 6.50%, 5/5/08	5,363
United States (Euro) (10%)
5,050,000	Chase Credit Card Master Trust 98-4, 5.00%, 8/15/08	5,136
4,750,000	Citibank Credit Card Master Trust, 4.475%, 8/25/04 (b)	4,790
1,500,000	DaimlerChrysler NA Holdings, 5.625%, 1/16/07	1,518
1,500,000	Ford Motor Credit Co., 6.00%, 2/14/05	1,442
1,500,000	General Motors Acceptance Corp., 6.125%, 3/15/07	1,407

Principal or Shares	Security Description	Value (000)

4,750,000	GMAC Swift Trust 1999-1, 5.00%, 1/18/05	$4,843
4,750,000	MBNA American Europe, 4.375%, 8/19/04	4,779
1,680,000	Morgan Stanley Dean Witter, 5.75%, 4/1/09	1,693
1,550,000	National Rural Utilities, 6.50%, 3/14/07	1,571
United States (Japanese Yen) (1%)
350,000,000	Fannie Mae, 1.75%, 3/26/08	3,073
United States (United States Dollar) (32%)
1,800,000	Amerada Hess Corp., 6.65%, 8/15/11	1,967
4,500,000	Capital One Auto Finance Trust, 2001-A A4, 5.40%, 5/15/08	4,767
3,000,000	Citibank Credit Card Master Trust, 5.30%, 1/09/06	3,123
1,750,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,818
8,200,000	Daimler Chrysler Auto Trust, 2.90%, 12/6/04	8,247
1,350,000	Dominion Resources Inc., 7.625%, 7/15/05	1,458
1,450,000	General Mills Inc., 5.125%, 2/15/07	1,523
1,700,000	Safeway Inc., 6.50%, 3/1/11	1,852
1,650,000	Suntrust Bank, 6.375%, 4/11/11	1,821
7,540,000	U.S. Treasury Bond, 7.25%, 5/15/16	9,519
5,140,000	U.S. Treasury Bond, 5.50%, 8/15/28	5,392
8,740,000	U.S. Treasury Bond, 6.25%, 8/15/23	10,036
11,860,000	U.S. Treasury Note, 4.375%, 8/15/12	12,312
440,000	U.S. Treasury Note, 4.875%, 2/15/12	475
3,050,000	U.S. Treasury Note, 5.375%, 2/15/31	3,219
4,010,000	U.S. Treasury Note, 5.63%, 05/15/08	4,538
2,760,000	U.S. Treasury Note, 5.75%, 11/15/05	3,053
4,830,000	U.S. Treasury Note, 7.00%, 7/15/06	5,609
1,700,000	Verizon Global Funding Corp., 6.75%, 12/01/05	1,819
1,600,000	Wal-Mart Stores 6.875%, 08/10/09	1,854
United Kingdom (Euro) (1%)
1,350,000	Barclays Bank Plc, 7.50%, perpetual	1,473
1,300,000	Halifax Group Euro Finance, 7.627%, perpetual	1,436
United Kingdom (Great Britain Pound) (6%)
1,110,000	BMW (UK) Capital, 6.50%, 8/10/04	1,792
1,200,000	UK Gilt 5%, 3/7/2012	1,941
400,000	United Kingdom Treasury, 4.25%, 6/7/32	604
1,250,000	United Kingdom Treasury, 5.00%, 03/07/25	2,078
670,000	United Kingdom Treasury, 5.75%, 12/7/09	1,129
1,050,000	United Kingdom Treasury, 7.25%, 12/7/07	1,859
1,390,000	United Kingdom Treasury, 8.00%, 6/7/21	3,093
1,265,000	United Kingdom Treasury, 8.50%, 12/7/05	2,231
United Kingdom (United States Dollar) (0%)
1,600,000	Diageo Capital Plc, 6.625%, 6/24/04	1,716

3	Paydenfunds

Principal or Shares	Security Description	Value (000)

Investment Companies (0%)
1,071,321	Bunker Hill Money Market Fund*	$1,071

Total (Cost - $244,437) (a) (95%)		253,096
Other Assets, net of Liabilities (5%)		13,343

Net Assets (100%)		$266,439

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$11,510
Unrealized depreciation	(2,851)

Net unrealized appreciation	$8,659

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value	Unrealized Appreciation

7	Japan 10 Year Bond Future	Dec-02	$8,031,644	$82,823

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized Appreciation (Depreciation)

Assets:
11/27/2002	Japanese Yen (Sell)	118.9150	$46,128,747	$1,285,654
11/27/2002	Canadian Dollar (Sell)	1.5215	3,095,731	89,422
11/27/2002	Australian Dollar (Sell)	1.7942	5,211,223	35,109

			$54,435,701	$1,410,185

Liabilities:
11/05/2002	Euro (Sell)	1.0121	$5,454,749	$(11,594)
11/27/2002	Euro (Sell)	1.0259	2,631,852	(38,179)
11/27/2002	Euro (Sell)	1.0227	37,156,780	(421,431)
11/27/2002	Euro (Sell)	1.0227	52,676,779	(595,280)
11/27/2002	British Pound (Sell)	0.6617	13,813,282	(461,396)
11/27/2002	Swedish Krona (Sell)	9.3075	5,139,941	(73,092)

			$116,873,383	$(1,600,972)

See notes to financial statements.

Annual Report	4

The Fund seeks a high level of total return by generally investing in below investment grade securities denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality

AAA	10%
A	5%
BBB	36%
BB	41%
B	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Bulgaria (7%)
5,142,858	Bulgaria Government Bond, 2.69%, 7/28/12	$4,804
Chile (3%)
2,050,000	Republic of Chile, 7.125%, 1/11/12	2,204
Croatia (4%)
2,478,308	Croatia, 2.69%, 7/31/06	2,467
Malaysia (7%)
2,500,000	Malaysia, 7.50%, 7/15/2011	2,839
1,750,000	Petronas, 7.75%, 8/15/15	1,960
Mexico (16%)
1,500,000	Grupo Televisa S.A., 8.50%, 3/11/32 (b)	1,290
1,250,000	Pemex Project Funding, 8.50%, 2/15/08	1,336
1,000,000	United Mexican States Series A,Warrants	3
3,000,000	United Mexican States Series B, Warrants	9
3,000,000	United Mexican States Series C, Warrants	1
3,000,000	United Mexican States Series D, Warrants	1
2,250,000	United Mexican States Series E, Warrants	1
1,750,000	United Mexican States, 11.375%, 9/15/16	2,214
2,400,000	United Mexican States, 8.30%, 8/15/31	2,382
3,600,000	United Mexican States, 9.875%, 2/01/10 (c)	4,199
Panama (3%)
2,000,000	Republic of Panama, 9.625%, 2/08/11	2,091
Peru (4%)
4,000,000	Republic of Peru, 4.00%, 3/07/17	2,610
Philippines (6%)
2,250,000	Republic of Philippines, 9.50%, 10/21/24	2,447
1,900,000	Republic of Philippines, 9.875%, 1/15/19	1,883
Poland (3%)
1,855,952	Republic of Poland, 6.00%, 10/27/14	1,893
Romania (4%)
1,250,000	Romania, 10.625%, 6/27/08 (c)	1,418
1,250,000	Romania, 11.50%, 11/10/05 (b)(c)	1,411
Russia (18%)
2,000,000	Ministry of Finance Russia, 3.00%, 5/14/06	1,738
1,750,000	Ministry of Finance Russia, 3.00%, 5/14/08	1,315
2,700,000	Russian Federation, 12.75%, 6/24/28	3,494
5,050,000	Russian Federation, 5.00%, 3/31/30	3,851
2,450,000	Russian Federation, 5.00%, 3/31/30 (b)	1,868
South Africa (3%)
2,300,000	Republic of South Africa, 7.375%, 4/25/12	2,415

Principal or Shares	Security Description	Value (000)

South Korea (2%)
1,000,000	Korean Government Bond, 8.875%, 4/15/08	$1,232
Ukraine (3%)
2,100,000	Ukraine Government, 11.00%, 3/15/07	2,162
Venezuela (0%)
1,250	Venezuela Oil Warrants	—
Investment Companies (10%)
7,176,004	Bunker Hill Money Market Fund *	7,176

Total (Cost - $62,338) (a) (93%)		64,714
Other Assets, net of Liabilities (7%)		5,010

Net Assets (100%)		$69,724

*	Affiliated Investment

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,886
Unrealized depreciation	(735)

Net unrealized appreciation	$2,151

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	All or a portion of the security is held by the custodian in a segregated account.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized (Depreciation)

Mexico Default Swap	Aug-04	$400,000	$(1,080)

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized (Depreciation)

Liabilities:
11/27/02	Euro (Sell)	1.0194	$2,913,570	$(23,464)
11/05/02	Euro (Sell)	1.0121	1,458,082	(2,771)

			$4,371,652	$(26,235)

See notes to financial statements.

5	Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in both common stocks and investment grade securities of U.S. and foreign issuers.

Top 5 Equity Holdings

Vodafone Group Plc	1.4%
Total Fina Elf SA	1.3%
Nestle SA	0.9%
BP Amoco Plc	0.9%
British Sky Broadcasting Group Plc	0.7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Common Stocks (36%)
Consumer Discretionary (3%)
6,080	British Sky Broadcasting Group Plc (b)	$57
1,700	Hennse & Mauritz - Cl. B	33
1,900	Luxottica Group Spa	29
450	LVMH Moet Hennessy Louis Vuitton Sa	20
250	Pinault-Printemps-Redoute	20
700	Renault	33
830	Siemens Ag	39
Consumer Staples (3%)
560	Carlsberg As	26
1,000	Diageo Plc	11
1,800	Interbrew	41
330	Nestle	71
1,100	Novartis Ag	42
12,400	Tesco Plc	38
Energy (3%)
10,500	BP Amoco Plc	67
1,100	Gas Natural SDG Sa	18
1,170	Royal Dutch Petroleum	51
700	Total Fina Sa	96
Exchange Traded Funds (14%)
2,400	S&P 500 Depository Receipt	213
11,400	S&P MidCap Depository Receipt	886
Financials (5%)
2,750	Axa	41
13,650	Banca Intesa Spa	23
6,330	Banco Santander Central Hispano Sa	39
4,200	Barclays Plc	29
1,200	BNP Paribas Sa	48
1,850	Credit Suisse Group	35
600	Deutsche Bank Ag	26
400	Deutsche Boerse Ag	15
2,600	HSBC Holdings Plc	29
1,800	ING Group Nv	30
5,600	Lloyds TSB Group Plc	48
210	Muenchener Rueckver Ag	27
Health Care (1%)
570	Rhone Poulenc	34
1,050	Schering Af	48
4,100	Shire Pharmaceuticals Group Plc (b)	33
Industrials (1%)
4,000	Brambles Industries Plc	13
1,550	Deutsche Lufthansa	18

Principal or Shares	Security Description	Value (000)

380	Lafarge	$30
900	Man Ag	11
Materials (1%)
1,100	Basf Ag	41
800	SGL Carbon Ag (b)	6
3,570	Stora Enso Oyj	37
Technology (2%)
640	Altana Ag	31
1,650	Asm Lithography Holding Nv	15
1,100	Infineon Technologies Ag (b)	11
1,850	Philips Electronics Nv	33
2,150	Qiagen Nv (b)	14
230	Sap Ag	18
2,300	Tomra Systems Asa	17
Telecommunications (3%)
1,500	Deutsche Telekom Ag	17
1,900	Nokia Oyj	32
5,640	Telefonica Sa (b)	54
64,674	Vodafone Group Plc	104
Utilities (0%)
1,900	Suez	33

Total Common Stocks (Cost $3,754)		2,831

Bonds and Notes (52%)
Foreign Corporate (5%)
50,000	Citibank Credit Card Master Trust 4.475, 8/25/04	50
50,000	GMAC Swift Trust 1999-1 5.00%, 1/18/05	51
50,000	MBNA American Europe, 4.375%, 8/19/04	50
24,000,000	Pfandbrief Ost Land Hypo 1.60%, 2/15/11	209
Foreign Government (25%)
160,000	Australian Government 5.75%, 6/15/11	90
50,000	Bundesrepublic Deutschland 5.00%, 7/4/11	52
170,000	Bundesrepublic Deutschland, 5.25%, 1/4/11	178
200,000	Bundesrepublic Deutschland, 6.00%, 1/05/06	213
100,000	Bundesrepublic Deutschland, 6.75%, 7/15/04	105
20,000,000	Deutsche Ausgleichsbank, 1.85%, 9/20/10	180
180,000	Deutschland Republic, 5.625%, 1/4/28	191
20,000,000	Development Bank of Japan, 1.40%, 6/20/12	169
310,000	German Government Bond, 6.00%, 1/4/07	334
1,600,000	Swedish Government Bond, 6.50%, 5/5/08	190
40,000	United Kingdom Treasury, 5.00%, 3/07/25	67
70,000	United Kingdom Treasury, 7.25%, 12/7/07	124

Annual Report	6

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

U.S. Government (22%)
1,000,000	Freddie Mac, 1.68%, 11/07/02	$1,000
230,000	U.S. Treasury Bond, 5.50%, 8/15/28	241
250,000	U.S. Treasury Note, 2.25%, 7/31/04	253
40,000	U.S. Treasury Note, 5.625%, 05/15/08	45
110,000	U.S. Treasury Note, 7.00%, 7/15/06	128
45,000	U.S. Treasury Note, 5.75%, 8/15/10	51

Total Bonds and Notes (Cost $3,797)		3,971
Investment Companies (11%)
843,615	Bunker Hill Money Market Fund *	844

Total (Cost - $8,395) (a) (99%)		7,646
Other Assets, net of Liabilities (1%)		54

Net Assets (100%)		$7,700

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Cost is $8,448 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$402
Unrealized depreciation	(1,204)

Net unrealized depreciation	$(802)

(b)	Non-income producing security.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value	Unrealized Appreciation (Depreciation)

1	S&P 500	Dec-02	$221,350	$24,968
3	Canadian TSE 60 Index	Dec-02	134,764	(4,300)
4	Japanese TSE Topix Index	Dec-02	280,699	(19,086)

			$636,813	$1,582

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized Appreciation (Depreciation)

Assets:
12/20/2002	Australian Dollar (Sell)	1.8004	$83,316	$457
Liabilities:
11/27/2002	British Pound (Sell)	0.6431	$194,375	$(848)
12/20/2002	Japanese Yen (Sell)	123.5000	536,842	(5,160)
12/20/2002	Swedish Krona (Sell)	9.2830	185,285	(1,800)

			$916,502	$(7,808)

See notes to financial statements.

7	Paydenfunds

The Fund seeks growth of capital and some current income by generally investing half its assets in stocks known as the “dogs of the Dow” and the balance in exchange traded funds.

Top 5 Company Holdings

DuPont De Nemours and Co.	6.3%
International Paper Co.	5.8%
Merck & Co., Inc.	5.6%
Hewlett-Packard	5.5%
Exxon Mobil Corp.	5.5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Common Stocks (87%)
Consumer Discretionary (4%)
70,800	General Motors Corp.	$2,354
Consumer Staples (4%)
45,157	Phillip Morris Co., Inc.	1,840
Energy (5%)
85,400	Exxon Mobil Corp.	2,875
Exchange Traded Funds (36%)
163,700	iShares Russell 1000 Value Index Fund	7,463
20,100	iShares Standard and Poor Small Cap 600	1,927
52,800	S&P 500 Depository Receipt	4,683
62,800	S&P MidCap Depository Receipt	4,880
Health Care (6%)
54,500	Merck & Co., Inc.	2,956
Industrial (10%)
65,400	Caterpillar International	2,672
106,900	General Electric Co.	2,699
Materials (12%)
80,300	DuPont De Nemours and Co.	3,312
86,700	International Paper Co.	3,028
Technology (6%)
183,300	Hewlett-Packard	2,896
Telecommunications (4%)
78,800	SBC Communications	2,022

Total Common Stocks		45,607
Investment Companies (13%)
6,857,160	Bunker Hill Money Market Fund *	6,857

Total (Cost - $61,910) (a) (100%)		52,464
Other Assets, net of Liabilities (0%)		51

Net Assets (100%)		$52,515

*	Affiliated Investment

(a)	Cost is $62,389 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$922
Unrealized depreciation	(10,847)

Net unrealized depreciation	$(9,925)

Written Option Activity

	Number of Contracts	Contract Premium

Outstanding at beginning of period	—	$—
Sold	1,200	147,898
Expired	(1,200)	(147,898)

Outstanding at end of period	—	$—

See notes to financial statements.

Annual Report	8

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in investment grade debt securities and stock index futures.

Credit Quality

AAA	64%
AA	7%
A	23%
BBB	5%
BB	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Bonds and Notes (96%)
Asset Backed Securities (28%)
200,000	American Express Credit Account 1999-5 B, 2.33%, 2/15/07	$201
500,000	ARC 2000-BC3 M1, 2.41%, 9/25/30	498
150,000	Associates Credit Card Trust 2000-2 B, 2.155%, 9/18/06	150
172,660	Capital Auto Receivables Asset Trust, 7.28%, 9/15/05	177
150,000	Capital One Master Trust, 7.30%, 4/17/06	152
400,000	Chesapeake Funding LLC, 2.07%, 6/09/14	399
150,000	DFMT 2000-1 B, 2.24%, 4/15/05	150
150,000	Discover Card Master Trust, 2.15%, 4/15/08	150
150,000	First Bankcard Master Credit Card Trust, 2001-1A B, 4.20%, 11/15/06 (b)	150
110,000	Ford Credit Auto Owner Trust, 2.49%, 4/17/03	108
540,000	Ford Credit Auto Trust Trust, 2.48%, 12/15/04	543
354,551	GMAC Mortgage Corporation Loan Trust, 2.33%, 5/25/17	355
183,316	MFN Auto Receivables Trust, 5.07%, 6/15/07 (b)	186
225,000	Option One Mortgage Loan Trust, 2.60%, 2/25/32	225
137,000	Provident Bank Equipment Lease Trust 2000-1A C, 2.68%, 11/25/11 (b)	137
216,667	Rental Car Finance Corp., 6.45%, 8/25/05 (b)	221
400,000	Samsung Capital Auto, 2.19%, 5/23/08	399
166,695	Washington Mutual, 3.91%, 12/25/40	167
150,000	World Omni Master Owner Trust, 2.25%, 3/15/05	150
250,000	Mellon Residential Funding Corp., 2002-TBC2 A, 2.20%, 11/15/32	250
Corporate Bonds (15%)
180,000	Alabama Power Co., 1.92%, 12/29/03	180
160,000	Alcoa Inc., 2.06%, 12/06/04	160
75,000	Allete Inc., 2.69%, 10/20/03	75
110,000	British Telecom Plc, 3.12%, 12/15/03	110
65,000	CIT Group Inc., 3.32%, 3/01/04	64
100,000	Conoco, 2.63%, 4/15/03	100
65,000	Dominion Resources Inc., 6.00%, 1/31/03	65
180,000	Eaton Corp., 2.57%, 4/24/03	180
200,000	First Union Corporation, 2.17%, 3/31/05	201
100,000	GMAC, 2.56%,1/20/04	97
180,000	Goldman Sachs Group Inc., 2.13%, 2/25/05	180
50,000	Harrahs Operating Co., 7.88%, 12/15/05	53
220,000	Household Finance, Medium Term Note, 2.38%, 8/1/03	211

Principal or Shares	Security Description	Value (000)

150,000	IBM Corp., 1.90%, 9/10/04	$150
65,000	International Paper Co., 8.00%, 7/8/03	67
100,000	MBNA Corp., 2.82%, 6/13/03	100
100,000	National Rural Utilities, 2.83%, 4/26/04	100
90,000	Norfolk Southern, 2.33%, 7/07/03	90
50,000	Park Place Entertainment, 7.88%, 12/15/05	50
160,000	Sara Lee Corp., 1.98%, 9/10/03	160
110,000	TXU Electric, 2.43%, 6/15/03 (b)	107
100,000	Weyerhaeuser Co., 2.95%, 9/15/03	100
Mortgage Backed Securities (33%)
337,510	Bear Stearns Alt-A Trust 2002-1 IA22, 3.90%, 3/25/32	337
318,341	Bear Stearns ARM 2001-1 A3, 6.19%, 12/25/41	325
140,000	Bear Stearns Commercial Mortgage Security, 2.40%, 12/03/13 (b)	140
38,216	Drexel Burnham Lambert CMO Trust, 6.44%, 5/1/16	38
597,615	FHLMC # 789272, 5.77%, 4/01/32	620
515,620	FNMA # 654443, 6.09%, 7/01/32	534
622,010	FNMA #323682, 5.16%, 8/1/27	643
646,361	FNMA #661027, 3.02%, 7/01/27	660
325,452	FNMA ARM #490626, 5.42%, 11/1/28	336
2,250,000	GMAC 2001-HE1A, IO, 8.00%, 9/25/03	148
376,306	GNMA 2002-24, 2.36, 4/16/32	378
379,429	MARM 2001-1 A1, 5.98%, 09/25/31	383
106,214	Prudential Home Mortgage 1993-57 A4, 5.90%, 12/25/23	108
356,827	UMSC 1994-1 AM, 2.61%, 6/25/32	357
150,000	WAMU 2000-1 M2, 6.93%, 1/25/20	149
975,000	Residential Asset Mortgage Products, IO, 8.00%, 2/25/04	78
219,624	Residential Asset Securitization Trust, 5.76%, 7/25/32	226
199,973	Sequoia Mortgage Trust, 2.23%, 10/20/27	200
U.S. Government Agency (20%)
900,000	FHLB, 3.375%, 6/15/04	922
600,000	FHLB, Discount Note, 1.69%, 11/13/02	600
450,000	FHLMC, 4.125%, 2/04/05	453
1,500,000	FHLMC, Discount Note, 1.69%, 11/19/02	1,498

Total Bonds and Notes (Cost - $16,545)		16,501
Exchange Traded Funds (Cost - $200) (1%)
2,000	S & P 500 Depository Receipt	177
Investment Companies (6%)
1,106,482	Bunker Hill Money Market Fund *	1,106

9	Paydenfunds

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Total (Cost - $17,787) (a) (103%)		$17,784
Liabilities in excess of Other Assets (-3%)		(443)

Net Assets (100%)		$17,341

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$76
Unrealized depreciation	(79)

Net unrealized depreciation	$(3)

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Contract Value	Unrealized (Depreciation)

77	S&P 500 Futures	Dec-02	$17,043,950	$(196,367)

See notes to financial statements.

Annual Report	10

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. companies that display the ability to sustain earnings growth and up to 20% in foreign corporations.

Top 5 Equity Holdings

Oracle Corp.	3.0%
Apollo Group	3.0%
Varian Medical Systems Inc.	2.6%
Patterson Dental	2.5%
Questar Corp.	2.4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Common Stocks (97%)
Consumer Discretionary (13%)
4,400	Amazon.com Inc. (b)	$85
2,800	Costco (b)	95
1,700	eBay Inc. (b)	108
6,700	General Motors - Hughes Electronics (b)	66
3,200	Gentex Corp. (b)	94
2,100	Harrah’s Entertainment Inc. (b)	88
4,700	Home Depot Inc.	136
5,200	Metro-Goldwyn-Mayer Inc. (b)	67
2,000	Tribune Co.	96
41,300	Wal-Mart de Mexico Sa	89
Consumer Staples (4%)
2,000	Anheuser-Bush Cos.	105
7,900	Archer-Daniels-Midland Co.	108
3,900	Dial Corp	83
Energy (2%)
1,700	Apache Corp.	92
1,600	Kerr-McGee Corp.	70
Financials (9%)
5,000	AmSouth Bancorp	98
1,700	Fifth Third Bancorp	108
2,700	North Fork Bancorp	104
1,400	Student Loan Corp.	133
3,900	RenaissanceRe Holdings Ltd.	160
Health Care (26%)
1,000	AmerisourceBergen Corp.	71
1,800	Amgen Inc.	84
3,900	Boston Scientific Corp. (b)	147
2,600	DENTSPLY International Inc.	96
1,300	Forest Laboratories, Inc. (b)	127
2,100	HCA Inc.	91
1,300	IDEC Pharmaceuticals Corp. (b)	60
2,600	Johnson & Johnson	153
1,600	Medtronic Inc.	72
2,800	Mid Atlantic Medical Services (b)	102
3,400	Patterson Dental (b)	175
4,200	Steris Corp. (b)	111
1,200	Stryker (b)	76
2,100	Universal Health Services Inc. (b)	102
3,800	Varian Medical Systems Inc. (b)	183
3,800	Zimmer Holdings (b)	157

Principal or Shares	Security Description	Value (000)

Industrials (11%)
5,100	Apollo Group - Cl. A (b)	$212
1,700	Cintas Corp.	80
1,600	Emerson Electric Co.	77
4,100	General Electric Co.	103
1,300	L-3 Communications Holdings Inc. (b)	61
3,800	Southwest Airlines	55
3,100	The Dun & Bradstreet Corp. (b)	113
1,700	United Parcel Service Inc.	102
Materials (2%)
6,100	Gold Fields Limited - ADR	67
2,500	International Flavors & Fragrances	84
Technology (26%)
6,000	Adobe Systems	142
1,900	Affiliated Computer Services - Cl. A (b)	87
5,100	Analog Devices Inc. (b)	137
10,900	Applied Materials (b)	164
4,900	Fairchild Semiconductor (b)	58
11,800	Flextronics International Ltd. (b)	99
2,100	Hotels.com (b)	131
5,600	Intel Corporation	97
1,000	Intl Business Machines Corp.	79
1,500	Intuit Inc. (b)	78
3,800	Mercury Interactive Corp. (b)	100
1,800	Mircosoft Corp. (b)	96
4,300	Nokia Oyj	71
21,000	Oracle Corp. (b)	214
2,000	Qualcomm Inc. (b)	69
17,500	Sun Microsystems Inc. (b)	52
9,300	Taiwan Semiconductor Manufacturing Co. Ltd.	73
1,900	Wipro Ltd. - ADR	55
1,300	Zebra Technologies Corporation - Cl. A (b)	80
Telecommunications (1%)
3,100	Telefonos De Mexico Sa	94
Utilities (3%)
6,500	Questar Corp.	168
2,000	TXU Corp.	29

Total Common Stocks		6,919
Investment Companies (3%)
203,176	Bunker Hill Money Market Fund *	203

Total (Cost - $7,490) (a) (100%)		7,122
Liabilities in excess of Other Assets (0%)		(17)

Net Assets (100%)		$7,105

11	Paydenfunds

*	Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Cost is $7,528 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$491
Unrealized depreciation	(897)

Net unrealized depreciation	$(406)

(b)	Non-income producing security.

See notes to financial statements.

Annual Report	12

The Fund seeks long-term capital appreciation by generally investing in stocks of small capitalization U.S. companies with superior growth potential and up to 20% in foreign corporations.

Top 5 Equity Holdings

FTI Consulting	2%
Denbury Resources Inc.	2%
Meritage Corp.	2%
Roper Industries Inc.	2%
Inamed Corp.	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Common Stocks (96%)
Consumer Discretionary (21%)
9,700	Charlotte Russe Holding Inc. (b)	$120
16,900	Chicago Pizza & Brewery Inc. (b)	141
5,700	Chico’s FAS (b)	110
8,400	Genesco Inc. (b)	134
6,000	GTECH Holdings Corp. (b)	156
3,500	Hovnanian Enterprises Inc. (b)	132
6,100	K-Swiss Inc.	156
7,600	Macrovision Corp. (b)	98
5,500	Meritage Corp. (b)	220
6,800	Monaco Coach Corp. (b)	110
6,300	PETCO Animal Supplies Inc. (b)	158
4,300	PF Chang’s China Bistro Inc. (b)	148
2,800	Ryland Group	117
6,700	Spanish Broadcasting System - Cl. A (b)	44
4,000	Tractor Supply Co. (b)	152
8,200	Tuesday Morning Corp. (b)	172
Energy (6%)
19,000	Denbury Resources Inc. (b)	221
16,400	Hurricane Hydocarbons - Cl. A (b)	187
4,600	Newfield Exploration Co. (b)	161
Engineering (1%)
5,900	FEI Co. (b)	95
Financial (4%)
2,300	Hilb, Rogal & Hamilton	94
2,500	Jeffries Group Inc.	104
2,700	Pan Pacific Retail Properties Inc.	90
2,400	UCBH Holding Inc.	101
Food Products (1%)
2,500	American Italian Pasta Company (b)	86
Health Care (17%)
4,000	Affymetrix Inc. (b)	104
4,800	AMN Healthcare Services Inc. (b)	69
2,800	Bio-Rad Laboratories Inc. (b)	119
6,800	Bradley Pharmaceuticals Inc. (b)	78
21,100	Bruker Daltonics Inc. (b)	116
4,400	eResearch Technology Inc. (b)	64
9,400	Genta Inc. (b)	73
3,400	Immucor Inc. (b)	76
7,500	Inamed Corp. (b)	200
3,900	Intermune Inc. (b)	143
3,800	Inveresk Research Group Inc. (b)	74
3,500	Martek Biosciences Corp. (b)	55

Principal or Shares	Security Description	Value (000)

3,300	Odyssey Healthcare Inc. (b)	$115
2,100	Pediatrix Medical Group Inc. (b)	84
10,400	Serologicals Corp. (b)	100
5,000	Taro Pharmaceutical Industries Ltd. (b)	174
6,600	Vaxgen Inc. (b)	99
Industrials (16%)
7,800	AMR Corp. (b)	37
4,000	Corinthian Colleges Inc. (b)	152
2,800	DRS Technologies (b)	93
1,900	Engineered Support Systems (b)	93
5,400	ESCO Technologies Inc. (b)	197
5,700	FTI Consulting (b)	237
10,600	Headwaters Inc. (b)	182
5,600	InterCept Group (b)	89
3,800	InVision Technologies Inc. (b)	135
6,100	Kroll Inc. (b)	119
7,900	NCO Group Inc. (b)	109
7,350	Right Management Consultants Inc. (b)	97
2,800	Stericycle Inc. (b)	93
Materials (3%)
11,400	Goldcorp Inc.	109
7,200	Meridian Gold Inc. (b)	118
6,900	Symyx Technologies Inc. (b)	79
Technology (27%)
4,300	American Axle & Manufacturing Holdings Inc. (b)	102
5,600	Ametek Inc.	198
600	ATMI Inc. (b)	11
6,800	Brooks-PRI Automation Inc.	104
3,200	Cymer Inc. (b)	80
3,200	DIANON Systems Inc. (b)	128
7,300	Intergraph Corp. (b)	134
8,000	Intermagnetics General (b)	153
6,000	Internet Security Systems (b)	111
7,900	Itron Inc. (b)	171
5,200	J2 Global Communications Inc. (b)	143
2,400	Kronos Inc. (b)	85
10,700	Microsemi Corp. (b)	79
7,700	MKS Instruments Inc. (b)	101
7,500	Neoware Systems Inc. (b)	97
2,300	Overture Services Inc. (b)	63
3,100	PECS Solutions Inc. (b)	107
4,700	Photon Dynamics Inc. (b)	101
8,100	Polycom Inc. (b)	80
6,100	Renaissance Learning Inc. (b)	119

13	Paydenfunds

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

5,300	Roper Industries Inc.	$205
7,200	SERENA Software Inc. (b)	115
6,200	TMP Worldwide Inc. (b)	96
5,900	Veeco Instruments Inc. (b)	71
10,500	Viasat (b)	85

Total Common Stocks		9,728
Investment Companies (4%)
393,094	Bunker Hill Money Market Fund *	393

Total (Cost - $9,246) (a) (100%)		10,121
Liabilities in excess of Other Assets (0%)		(14)

Net Assets (100%)		$10,107

*	Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Cost is $9,406 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,091
Unrealized depreciation	(376)

Net unrealized appreciation	$715

(b)	Non-income producing security.

See notes to financial statements.

Annual Report	14

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition

Commercial Paper	6%
Repurchase Agreements	16%
Corporate Notes	14%
Asset Backed	8%
Treasury/Agency	50%
Cash Equivalent	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (8%)
6,047,556	AmeriCredit Auto Rec Tr., 1.75%, 10/6/03	$6,048
102,966	BMW Vehicle Owner Trust, 1.91%, 5/26/03	103
196,253	Daimler-Chrysler Auto, 1.95%, 5/6/03 (a)	196
1,168,559	Household 2001-1 A1 Car, 1.77%, 9/17/03	1,168
3,000,000	MMCA Automobile Trust, 1.83%, 10/15/03	3,000
3,783,782	USAA Auto Owner Trust, 1.79%, 10/15/03	3,784
700,000	Volkswagen America Disc Note, 1.77%, 11/14/02	700
996,948	WFS Financial Owner Tr, 2.04%, 3/20/03	997
Commercial Paper (6%)
1,700,000	ChevronTexaco, 1.69%, 11/19/02	1,699
1,500,000	Metlife Funding Inc., 1.77%, 11/4/02	1,500
1,500,000	Procter & Gamble, 1.69%, 11/8/02	1,500
1,700,000	Quebec Province, 1.7%, 11/18/02	1,699
1,700,000	Soc Gen, 1.7%, 12/5/02	1,697
1,700,000	Toyota Mtr Credit, 1.74%, 12/4/02	1,697
1,750,000	UBS, 1.75%, 11/19/02	1,748
Corporate Notes (14%)
750,000	Abbey National Treasury, 2.70%, 12/27/02	750
2,000,000	Alabama Power, 2.00%, 3/3/03	2,000
160,000	Aon Corp., 6.57%, 6/15/03	164
450,000	Dayton Hudson, 6.63%, 3/1/03	455
1,500,000	Deutsche Bank, 1.75%, 11/21/02	1,500
2,000,000	GE Capital Corp., 6.75%, 9/11/03	2,081
1,500,000	IBM Credit Corp Med Term, 6.45%, 11/12/02	1,502
2,000,000	Intl Lease Finance Corp., 1.75%, 11/7/02	1,999
1,700,000	Marsh & Mclennan, 1.70%, 11/14/02	1,699
1,300,000	Merrill Lynch, 7.85%, 5/30/03	1,340
500,000	Merrill Lynch, 7.18%, 2/11/03	507
1,500,000	Nestle Cap Corp., 1.72%, 11/6/02	1,500
2,200,000	Province of Ontario, 7.38%, 1/27/03	2,228
1,800,000	Salomon Smith Barney, 1.76%, 11/27/02	1,798
1,700,000	Schlumberger Co., 1.73%, 11/20/02	1,698
1,700,000	Total Fina Elf Disc Note, 1.74%, 12/3/02	1,697
1,376,000	Unilever Capital, 6.75%, 11/1/03	1,444
2,100,000	Wal-Mart Stores Nts, 4.38%, 8/1/03	2,140
200,000	Wells Fargo & Co., 4.15%, 8/15/03	203
1,500,000	Westdeutsche Ldbk, 1.74%, 11/12/02	1,499

Principal or Shares	Security Description	Value (000)

Revenue Notes (1%)
1,500,000	Calif St Rev Antic Nts., 1.87%, 6/20/03	$1,500
U.S. Government Agency (47%)
6,425,000	FHLB Disc Note, 1.56%, 11/27/02	6,418
5,000,000	FHLB Disc Note, 1.69%, 11/13/02	4,997
10,000,000	FHLMC, 1.69%, 11/5/02	9,998
36,500,000	FHLMC, 1.67%, 11/26/02	36,458
10,390,000	FHLMC, 1.69%, 11/19/02	10,381
9,693,000	FHLMC, 1.77%, 8/14/03	9,558
10,000,000	FNMA Disc Note, 1.70%, 12/3/02	9,985
8,000,000	FNMA Disc Note, 2.23%, 11/1/02	8,000
Investment Companies (6%)
12,182,347	Dreyfus Treasury Cash Management Fund	12,182

Total (Cost - $165,217) (82%)		165,217
Repurchase Agreements (15%)
31,500,000	Morgan Stanley Tri Party, 1.85%, 11/1/02 (b)	31,500
Other Assets, net of Liabilities (3%)		7,002

Net Assets (100%)		$203,719

(a)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

(b)	The Morgan Stanley repurchase agreement is collateralized by the following security:

Principal	Security Description	Value

31,213,000	FHLMC, 3.75%, 04/15/04	$32,162,395

See notes to financial statements.

15	Paydenfunds

The Fund seeks a total return greater than a money market fund with the preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity of one and one-half years.

Credit Quality

AAA	77%
AA	9%
A	11%
BBB	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (17%)
3,428,970	Ace RV & Marine Trust, 4.85%, 4/21/08	$3,470
2,050,000	Americredit Automobile Receivables Trust, 5.13%, 11/06/05	2,094
2,135,553	Americredit Automobile Receivables Trust, 7.05%, 2/12/05	2,167
2,000,000	ARC 2000-BC3 M1, 2.43%, 9/25/30	1,991
2,000,000	Associates Credit 2000-1 B, 2.155%, 5/17/06	2,001
2,000,000	Associates Credit Card Trust 2000-2 B, 2.155%, 9/18/06	2,000
12,100,000	Bear Stearns Asset Backed Securities Inc., IO, 8.00%, 2/25/04	1,083
500,000	Citibank Credit Card Master Trust, 5.95%, 2/07/05	506
2,300,000	Daimler Chrysler Auto Trust, 2.90%, 12/6/04	2,313
2,000,000	DFMT 2000-1 B, 2.24%, 4/15/05	2,000
7,000,000	Discover Card Master Trust, 5.85%, 1/17/06	7,205
1,310,753	Distribution Financial Services Trust, 2.82%, 11/17/08	1,313
1,647,429	Ford Credit Auto Owner Trust, 6.62%, 7/15/04	1,677
3,000,226	Household Automotive Trust, 7.05%, 2/17/05	3,055
1,100,000	MBNA 2000-B C, 2.49%, 7/15/05 (b)	1,099
2,000,000	MBNA Master Credit Card Trust, 5.65%, 2/15/06	2,067
1,249,305	Morgan Stanley Dean Witter Corp., 2001-NC2 A2, 2.11%, 1/25/32	1,247
1,850,000	Nationsbank Credit Card Master Trust, 6.00%, 12/15/05	1,937
2,434,747	Peoplefirst.com Auto Receivables Owner Trust, 7.41%, 12/15/06	2,498
1,826,667	Provident Bank Equipment Lease Trust 2000-1A C, 2.68%, 11/25/11 (b)	1,822
3,022,037	World Omni Auto Receivables Trust, 5.30%, 2/20/05	3,064
1,374,791	World Omni Auto Receivables Trust, 7.13%, 2/16/04	1,384
Certificates of Deposit (1%)
2,500,000	Deutsche Bank Certificate of Deposit, 1.75%, 11/21/02	2,500
Commercial Paper (9%)
1,250,000	Bear Stearns, 1.77%, 11/21/02	1,249
2,000,000	Chevron Texaco, 1.69%, 11/19/02	1,998
2,300,000	General Electric Capital Corp., 1.72%, 12/11/02	2,296
2,000,000	Marsh & Mclennan, 1.70%, 11/14/02	1,999
2,000,000	Metlife Funding Capital, 1.77%, 11/04/02	2,000
2,100,000	Nestle Capital Corp., 1.72%, 11/06/02	2,099
2,000,000	Procter & Gamble, 1.69%, 11/08/02	1,999
2,500,000	Salomon Smith Barney Holdings, 1.76%, 11/27/02	2,497

Principal or Shares	Security Description	Value (000)

2,000,000	Schlumberger Co., 1.73%, 11/20/02	$1,998
2,500,000	Societe General, 1.70%, 12/05/02	2,496
2,300,000	Total Fina Elf, 1.74%, 12/03/02	2,296
1,100,000	Volkswagen America, 1.77%, 11/14/02	1,099
2,500,000	Westdeutschelandesbank, 1.74%, 11/12/02	2,499
Corporate Bonds (15%)
2,100,000	Alabama Power Co., 1.92%, 12/29/03	2,100
2,250,000	American Express Credit, 1.85%, 10/10/03	2,250
2,060,000	American General Finance, 2.10%, 3/24/05	2,060
1,690,000	Bank One Corp., 2.04%, 7/25/05	1,690
1,050,000	British Telecom Plc, 3.12%, 12/15/03	1,050
1,025,000	Conoco 2.63%,4/15/03	1,028
1,800,000	Countrywide Home Loan 2.37%, 10/01/03	1,802
2,100,000	Eaton Corp., 2.57%, 4/24/03	2,103
1,060,000	Ford Credit Auto Owner Trust 2.49%, 4/17/03	1,044
898,000	GMAC, 2.56%, 1/20/04	869
1,500,000	Goldman Sachs Group Inc., 2.13%, 2/25/05	1,500
2,000,000	IBM Corp., 1.90%, 9/10/04	2,000
1,200,000	International Paper Co., 8.00%, 7/8/03	1,245
1,020,000	Kellogg Co., 5.50%, 4/01/03	1,033
900,000	MBNA Corp., 2.82%, 6/13/03	897
1,100,000	Merrill Lynch & Co, 2.07%, 5/21/04	1,097
1,200,000	Morgan Stanley Dean Witter 2.175%, 4/05/04	1,200
900,000	Norfolk Southern Corp. FRN, 5.00%, 7/07/03	901
2,000,000	Pepsi Bottling Holdings Inc., 5.375%, 2/17/04 (b)	2,087
1,000,000	Safeway Inc., 3.625%, 11/05/03	1,009
1,050,000	TXU Electric 2.483%, 6/15/03 (b)	1,018
2,010,000	U.S. Bancorp, 1.97%, 9/16/05	2,010
1,795,000	USA Education 2.12%, 1/25/05	1,802
2,000,000	Wachovia Bank, 1.87%, 10/29/04	2,000
1,600,000	Wal-Mart Stores, 3.25%, 9/29/03	1,618
1,266,000	Walt Disney, 5.25%, 11/10/03	1,298
670,000	Washington Mutual Bank, 1.90%, 5/24/06	670
500,000	Washington Mutual Bank, 2.06%, 5/17/04	501
2,300,000	Wells Fargo Co., 1.86%, 10/01/04	2,300
Mortgage Backed Securities (12%)
1,237,999	Bear Stearns ARM 2001-1 A3, 6.19%, 12/25/40	1,263
3,031,133	FHLMC #2239, 2.25%, 3/15/24	3,043
3,338,845	FHLMC #846423, 5.05%, 5/1/25	3,442
1,673,925	FHLMC, 2.40%, 9/20/25	1,677
1,341,593	FNMA #323682, 5.16%, 8/1/27	1,386
2,031,152	FNMA #543364 ARM, 4.98%, 5/1/21	2,095
2,876,806	FNMA #613633, 2.92%, 10/01/26	2,934
2,470,058	FNMA ARM, 6.74%, 4/1/28	2,569

Annual Report	16

Principal or Shares	Security Description	Value (000)

5,500,000	GMAC 2001-HE1A, IO, 8.00%, 9/25/03	$363
3,113,616	GNMA, 2.26%, 11/16/29	3,129
233,062	Headlands Mortgage, 7.75%, 3/25/12	233
2,475,000	Residential Asset Mortgage Products, IO, 8.00%, 2/25/04	198
2,400,000	Residential Asset Securitization Trust, IO, 6.50%, 2/25/04	146
3,499,526	Sequoia Mortgage Trust, 2.23%, 10/20/27	3,500
1,683,827	Structured Asset Mortgage Investments Inc., 6.30%, 3/25/32	1,723
356,503	Structured Asset Securities Corp., 3.50%, 12/25/31	357
2,734,189	UMSC 1994-1 AM, 4.64%, 6/25/32	2,734
2,518,947	Washington Mutual Bank, 3.91%, 12/25/40	2,530
U.S. Government Agency (42%)
10,000,000	FHLB Discount Note, 1.53%, 12/10/02	9,987
7,000,000	FHLB Discount Note, 1.66%, 11/06/02	7,000
5,000,000	FHLB Discount Note, 1.69%, 11/15/02	4,994
3,000,000	FHLB, 5.125%, 1/13/03	3,023
45,300,000	FHLMC Discount Note, 1.67%, 11/26/02	45,243
5,000,000	FHLMC, 4.125%, 2/04/05	5,031
3,000,000	FHLMC, 4.50%, 6/15/03	3,052
15,000,000	FNMA Discount Note, 1.65%, 1/22/03	14,944
4,390,000	FNMA, 3.125%, 8/15/05	4,423
7,000,000	FNMA, 4.75%, 11/14/03	7,235
14,734,000	FNMA, 5.125%, 2/13/04	15,397
U.S. Treasury (1%)
785,000	U.S. Treasury Note, 3.625%, 3/31/04	808
2,000,000	U.S. Treasury Note, 5.50%, 5/31/03	2,048
Investment Companies (3%)
7,689,532	Bunker Hill Money Market Fund *	7,690

Total (Cost - $283,026) (a) (100%)		283,395
Liabilities in excess of Other Assets (0%)		(4,297)

Net Assets (100%)		$279,098

*	Affiliated Investment

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$731
Unrealized depreciation	(362)

Net unrealized appreciation	$369

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

See notes to financial statements.

17	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity of three years.

Credit Quality

AAA	76%
AA	10%
A	12%
BBB	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (17%)
1,250,000	AmeriCredit Automobile Receivables Trust, 5.81%, 5/06/06	$1,305
444,663	Banc Of America Commercial Mortgage Inc., 6.80%, 7/15/04	467
12,100,000	Bear Stearns Asset Backed Securities Inc., IO, 8.00%, 2/25/04	1,083
1,550,000	Capital One Auto Finance Trust, 2001-A A4, 5.40%, 5/15/08	1,642
1,000,000	Capital One Master Trust, 4.55%, 2/15/08	1,037
2,050,000	Capital One Master Trust, 3.85%, 8/15/07	2,115
1,000,000	Chase Funding Mortgage Asset Backed, 5.039%, 12/25/23	1,044
3,300,000	Chase Manhattan Auto Owner Trust, 5.07%, 2/15/08	3,488
2,800,000	CIT Equipment Collateral, 4.03%, 1/20/06	2,878
3,600,000	Citibank Credit Card Master Trust, 6.65%, 11/15/06	3,921
864,707	CS First Boston Mortgage Securities 97-C2, 6.40%, 2/17/04	876
1,550,000	DFMT 2000-1 B, 2.2425%, 4/15/05	1,550
2,050,000	Ford Credit Auto Owner Trust, 4.01%, 3/15/06	2,119
1,100,000	MMCA Automobile Trust, 7.55%, 4/15/06	1,130
1,389,419	Morgan Stanley Capital, 6.22%, 6/03/30	1,482
1,200,000	NationsBank Credit Card Master Trust, 6.25%, 12/15/05	1,261
1,000,000	Residential Asset Securities Corp., 4.988%, 2/25/27	482
480,321	Residential Funding Mortgage Securities, 7.49%, 10/25/13	1,039
1,500,000	WFS Financial Owner Trust, 5.18%, 3/20/09	1,575
Corporate Bonds (19%)
1,200,000	Abbey National First Capital, 8.20%, 10/15/04	1,332
1,280,000	Abbott Laboratories, 5.125%, 7/01/04	1,344
600,000	Amerada Hess Corp., 5.30%, 8/15/04	626
820,000	American Home Products, 7.90%, 2/15/05	894
1,200,000	Bank of America Corp., 6.625%, 6/15/04	1,286
1,200,000	Bank One Corp., 7.625%, 8/01/05	1,349
1,280,000	BP Capital Markets PLC, 4.00%, 4/29/05	1,330
1,200,000	Caterpillar Finance Service Corp., 6.875%, 8/01/04	1,292
1,500,000	Coca-Cola Co., 4.00%, 6/01/05	1,560
1,350,000	Conoco Inc., 5.90%, 4/15/04	1,419
600,000	Consolidated Natural Gas, 7.25%, 10/01/04	642
1,200,000	Countrywide Home Loan 5.25%, 6/15/04	1,243
1,200,000	Diageo Capital PLC, 6.625%, 6/24/04	1,287
1,250,000	Duke Capital Corp., 7.25%, 10/01/04	1,241
1,150,000	First Union Corp., 7.55%, 8/18/05	1,292

Principal or Shares	Security Description	Value (000)

470,000	Ford Motor Credit 7.50%, 3/15/05	$456
600,000	General Motors Acceptance Corp., 6.38%, 1/30/04	604
400,000	GMAC, 2.56%,1/20/04	387
600,000	Korea Development Bank, 7.125%, 04/22/04	641
600,000	Masco Corp., 6.00%, 5/03/04	626
1,200,000	Merrill Lynch & Co., 5.35%, 6/15/04	1,251
800,000	Morgan Stanley Dean Witter 2.175%, 4/05/04	800
1,200,000	National Rural Utilities, 5.25%, 7/15/04	1,245
1,200,000	Procter & Gamble Co., 6.60%, 12/15/04	1,314
1,300,000	Province of Ontario, 7.00%, 8/04/05	1,451
960,000	Republic of Finland, 7.875%, 7/28/04	1,054
600,000	Safeway Inc., 7.25%, 9/15/04	649
1,820,000	Total Fina Elf S.A., 7.00%, 10/05/05	2,027
495,000	TRW Inc., 6.625%, 6/01/04	511
1,500,000	Unilever Capital Corp., 6.75%, 11/01/03	1,573
781,000	Walt Disney, 5.25% 11/10/03	801
1,200,000	Wells Fargo & Co., 6.625%, 7/15/04	1,288
Mortgage Backed Securities (17%)
5,118,450	FHLMC # 1B02324, 5.732%, 4/01/32	5,282
448,357	FNMA ARM #514721, 4.564%, 9/01/29	457
9,400,000	FNMA TBA, 6.00%, 12/01/16 (c)	9,770
5,600,000	FNMA, 5.50%, 10/25/10	5,802
143,108	Headlands Mortgage, 7.75%, 3/25/12	143
3,541,336	MARM 2001-1 A1, 5.943385%, 09/25/31	3,576
1,108,457	Medallion Trust, 2.02%, 12/18/31	1,108
3,600,000	Mellon Residential Financial Corp, 2.20%, 11/15/2032	3,600
2,499,662	Sequoia Mortgage Trust, 2.23%, 10/20/27	2,500
U. S. Government Agency (14%)
4,270,000	FHLB, 4.75%, 6/28/04	4,478
3,500,000	FHLMC, 2.875%, 9/15/05	3,553
2,220,000	FHLMC, 3.00%, 7/15/04	2,264
500,000	FHLMC, 3.25%, 1/15/04	510
1,420,000	FHLMC, 3.875%, 2/15/05	1,477
50,000	FHLMC, 4.25%, 6/15/05	52
5,000,000	FNMA Discount Note, 1.70%, 12/03/02	4,994
3,380,000	FNMA, 3.125%, 8/15/05	3,405
380,000	FNMA, 5.125%, 2/13/04	397
3,320,000	FNMA, 6.50%, 8/15/04	3,590
U.S. Treasury (33%)
4,000,000	U.S. Treasury Note, 2.875%, 6/30/04	4,084
500,000	U.S. Treasury Note, 3.00%, 2/29/04	510
9,500,000	U.S. Treasury Note, 3.25%, 12/31/03	9,702
7,000,000	U.S. Treasury Note, 3.375%, 4/30/04	7,192

Annual Report	18

Principal or Shares	Security Description	Value (000)

8,000,000	U.S. Treasury Note, 3.625%, 3/31/04	$8,239
4,000,000	U.S. Treasury Note, 5.625%, 2/15/06	4,431
12,200,000	U.S. Treasury Note, 5.75%, 11/15/05	13,496
7,000,000	U.S. Treasury Note, 5.875%, 11/15/04	7,584
5,000,000	U.S. Treasury Note, 5.875%, 11/15/05	5,548
Investment Companies (7%)
11,937,544	Bunker Hill Money Market Fund *	11,938

Total (Cost - $192,214) (a) (107%)		194,991
Liabilities in Excess of Other Assets (-7%)		(12,058)

Net Assets (100%)		$182,933

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Cost is $192,348 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,911
Unrealized depreciation	(268)

Net unrealized appreciation	$2,643

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

(c)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value	Unrealized Appreciation

151	U.S. Treasury 2 Year Note Future	Dec-02	$32,490,953	$387,781

See notes to financial statements.

19	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. Government Obligations with an average portfolio maturity of less than four years.

Portfolio Composition

Mortgage Backed	27%
Treasury	36%
Agency	37%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Mortgage Backed Securities (29%)
2,334,732	FHLMC # 1B02324, 5.732%, 4/01/32	$2,409
1,223,526	FHLMC, 6.00%, 7/15/08	1,236
244,283	FHLMC, 6.00%, 9/15/22	247
2,307,718	FNMA #380459, 6.27%, 7/1/05	2,487
6,000,000	FNMA TBA, 6.00%, 11/1/17 (b)	6,248
2,500,000	FNMA, 5.50%, 10/25/10	2,590
4,010,000	FNMA, 6.00%, 5/25/08	4,137
U.S. Government Agency (37%)
2,420,000	FHLB, 4.125%, 1/14/05	2,529
3,200,000	FHLMC, 4.25%, 6/15/05	3,360
1,480,000	FNMA, 3.125%, 8/15/05	1,491
2,750,000	FNMA, 4.25%, 7/15/07	2,881
3,250,000	FNMA, 4.75%, 1/02/07	3,429
700,000	FNMA, 5.25%, 6/15/06	759
3,300,000	FNMA, 5.50%, 2/15/06	3,597
3,000,000	FNMA, 6.00%, 12/15/05	3,315
3,000,000	FNMA, 6.50%, 8/15/04	3,244
U.S. Treasury Notes (36%)
6,000,000	U.S. Treasury Note, 2.875%, 6/30/04	6,126
6,050,000	U.S. Treasury Note, 3.50%, 11/15/06	6,274
2,000,000	U.S. Treasury Note, 5.625%, 2/15/06	2,215
2,200,000	U.S. Treasury Note, 5.75%, 11/15/05	2,434
4,600,000	U.S. Treasury Note, 6.125%, 8/15/07	5,290
1,700,000	U.S. Treasury Note, 6.75%, 5/15/05	1,902
Investment Companies (6%)
4,359,010	Bunker Hill Money Market Fund *	4,359

Total (Cost - $70,139) (a) (108%)		72,559
Liabilities in excess of Other Assets (-8%)		(5,408)

Net Assets (100%)		$67,151

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,426
Unrealized depreciation	(6)

Net unrealized appreciation	$2,420

(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

Annual Report	20

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage backed securities and other U.S. Government Obligations with no limit on the average portfolio maturity.

Portfolio Composition

GNMA	95%
Cash Equivalent	2%
Agency	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Mortgage Backed Securities (146%)
5,500,000	FHLB Discount Note, 1.66%, 11/6/02	$5,500
2,281,040	FHLMC #846489, 5.106%, 7/1/19	2,342
4,491,967	FHLMC ARM #789582, 6.13%, 7/01/32	4,645
937,885	FHR 1256 CB 2.51%, 4/15/22	945
12,747,690	GNMA #569903, 6.50%, 6/15/32	13,289
2,916,965	GNMA #780853, 9.00%, 1/15/10	3,239
1,076,527	GNMA #780900, 8.00%, 7/15/12	1,163
597,207	GNMA #3029, 8.50%, 1/20/31	644
2,125,767	GNMA #473017, 6.50%, 7/15/29	2,218
3,748,406	GNMA #473045, 6.50%, 7/15/29	3,911
3,406,546	GNMA #486704, 6.50%, 11/15/28	3,556
1,844,777	GNMA #494839, 6.50%, 6/15/29	1,925
4,284,070	GNMA #507768 6.50%, 4/15/29	4,470
5,320,167	GNMA #514330, 7.00%, 7/15/29	5,593
3,461,374	GNMA #579079, 7.00%, 12/15/31	3,636
1,493,280	GNMA #780759, 6.50%, 4/15/13	1,579
1,707,176	GNMA #780852, 6.50%, 9/15/13	1,805
9,004,480	GNMA #781288 6.50%, 5/15/31	9,387
9,772,911	GNMA #781468, 6.50%, 7/15/32	10,188
1,204,750	GNMA #8006, 6.75%, 7/20/22	1,242
1,059,191	GNMA #8041, 6.75%, 8/20/22	1,092
5,137,066	GNMA #80612, 5.50%, 6/20/32	5,307
1,727,094	GNMA #8062, 6.625%, 10/20/22	1,787
2,052,091	GNMA #8228, 6.75%, 7/20/23	2,116
2,147,989	GNMA #8301, 6.625%, 10/20/23	2,220
2,325,092	GNMA #8339, 6.625%, 12/20/23	2,403
1,171,545	GNMA 1996-8 Class B, 7.00%, 10/16/21	1,170
552,192	GNMA 1998-24 A, 6.50%, 11/20/24	564
2,256,347	GNMA 2.23%, 3/20/29	2,263
4,151,488	GNMA 2.255%, 11/16/29	4,172
5,988,901	GNMA 2.355%, 11/16/29	6,031
3,763,058	GNMA 2002-24 Class FX, 2.355%, 4/16/32	3,778
4,515,669	GNMA 2002-24, 2.355%, 4/16/32	4,531
5,000,000	GNMA 2002-32 Class PB, 5.50%, 2/20/23	5,187
5,175,652	GNMA 2002-32 WF, 2.28%, 3/20/30	5,187
3,710,487	GNMA 2002-40 Class FA, 2.23%, 7/20/28	3,723
1,327,067	GNMA 6.625%, 10/20/21	1,373
4,009,114	GNMA 8302 6.625%, 10/20/23	4,143
436,317	GNMA II #538131, 7.50%, 10/20/30	463

Principal or Shares	Security Description	Value (000)

4,750,000	GNMA TBA, 5.50%, 11/01/32 (b)	$4,824
26,000,000	GNMA TBA, 6.00%, 11/15/2032 (b)	26,869
8,200,000	GNMA TBA, 6.00%, 12/01/32 (b)	8,441
11,940,000	GNMA TBA, 6.50%, 11/1/2032 (b)	12,433
7,000,000	GNMA TBA, 7.00%, 11/01/32 (b)	7,350
13,000,000	GNMA TBA, 7.50%, 11/01/32 (b)	13,817
9,000,000	GNMA TBA, 8.00%, 11/01/32 (b)	9,641
14,217,172	GNSF # 578272, 6.50%, 6/15/32	14,821
Investment Companies (5%)
7,558,389	Bunker Hill Money Market Fund *	7,558

Total (Cost - $240,908) (a) (151%)		244,541
Liabilities in excess of Other Assets (-51%)		(82,383)

Net Assets (100%)		$162,158

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis, are held by the custodian in a segregated account.

(a)	This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,691
Unrealized depreciation	(58)

Net unrealized appreciation	$3,633

(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

21	Paydenfunds

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing in investment grade U.S. debt securities with no limit on the average portfolio maturity.

Credit Quality

AAA	72%
AA	8%
A	12%
BBB	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (19%)
1,100,000	AmeriCredit Automobile Receivables Trust, 5.01%, 7/14/08	$1,159
2,600,000	AmeriCredit Automobile Receivables Trust, 5.81%, 5/06/06	2,715
5,295,564	Ameriquest Mortgage Securities Inc., 2.08%, 8/25/32	5,286
1,800,000	Associates Credit Card Trust 2000-2 B, 2.155%, 9/18/06	1,800
1,000,000	Bank One Issuance Trust, 2.79%, 5/15/08	999
1,100,000	Chase Credit Card Master Trust 2002-2 Class C, 2.70%, 07/16/07	1,098
6,000,000	Discover Card Master Trust, 1.89%, 10/16/06	6,003
6,000,000	First USA Credit Card Master Trust, 1.94%, 7/10/06	6,000
5,842,796	Household Automotive Trust, 1.77%, 9/17/03	5,843
3,855,000	Household Automotive Trust, 5.39%, 8/17/08	4,062
1,089,846	Los Angeles Arena Funding LLC, 7.656%,12/15/21 (c)	1,176
1,000,000	MBNA Master Credit Card Trust, 2.60%, 12/15/06 (c)	997
4,820,000	Rental Car Finance Corp., 2.07%, 8/25/15 (c)	4,805
1,013,146	Residential Asset Securities Corp., 2.05%, 3/25/32	1,011
785,943	Saxon Asset Securities Trust, 2.06%, 3/25/32	782
1,265,891	Structured Asset Notes Trans., 7.156%, 10/28/03 (c)	1,303
248,880	Structured Asset Securities Corp., 3.50%, 12/25/31	249
3,100,000	SuperAnnuation Members Home Loan, 2.06%, 12/01/28	3,100
Corporate Bonds (24%)
230,000	ABN AMRO Bank Chicago, 7.25%, 5/31/05	252
1,214,000	ACE Ltd., 6.00%, 4/01/07	1,273
660,000	Alcan Inc., 4.875%, 9/15/12	658
1,100,000	Alcoa Inc., 6.50%, 6/1/11	1,228
250,000	Allete Inc., 2.69%, 10/20/03	249
1,100,000	Amerada Hess Corp., 6.65%, 8/15/11	1,202
110,000	AT&T Wireless Services Inc., 8.75%, 3/01/31	88
870,000	Bank of America Corp., 4.875%, 9/15/12	866
600,000	Bank of New York Co. Inc., 3.90%, 9/01/07	609
570,000	Bank One Corp., 6.875%, 8/01/06	638
1,080,000	British Telecom PLC, 8.875%, 12/15/30	1,304
680,000	ChevronTexaco Capital Co., 3.50%, 9/17/07	688
320,000	Cincinnati Gas & Electric Co., 5.70%, 9/15/12	317
240,000	CIT Group Inc., 7.75%, 4/02/12	245
1,100,000	Coca-Cola, 5.75%, 3/15/11	1,186
920,000	Conoco Funding Co., 7.25%, 10/15/31	1,045
900,000	Constellation Energy Group Inc., 6.35%, 4/1/07	907
1,100,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,143

Principal or Shares	Security Description	Value (000)

1,186,000	DaimlerChrysler NA Holding Corp., 6.40%, 5/15/06	$1,257
220,000	Deutsche Telekom Finance, 8.75%. 6/15/30	238
1,140,000	Dominion Resources Inc., 7.625%, 7/15/05	1,231
780,000	Duke Capital Corp., 8.00%, 10/1/19	716
510,000	Emerson Electric Co., 4.625%, 10/15/12	499
1,100,000	EOP Operating LP, 6.75%, 2/15/12	1,145
1,100,000	Exelon Generation Co., 6.95%, 6/15/11	1,143
540,000	Ford Motor Credit 7.50%, 3/15/05	524
130,000	France Telecom, 10.00%, 3/01/31	147
1,100,000	Gannett Co. Inc., 5.50%, 4/01/07	1,195
1,100,000	General Electric Capital Corp., 6.00%, 6/15/12	1,169
1,205,000	General Mills Inc., 5.125%, 2/15/07	1,265
300,000	General Motors Acceptance Corp., 6.125%, 2/01/07	287
1,231,000	General Motors Acceptance Corp., 6.125%, 9/15/06	1,183
1,215,000	General Motors Acceptance Corp., 8.00%, 11/01/31	1,085
1,020,000	Goldman Sachs Group Inc., 2.13%, 2/25/05	1,020
543,000	Goldman Sachs Group Inc., 5.70%, 9/01/12	556
1,140,000	HJ Heinz Finance Co., 6.00%, 3/15/12 (c)	1,236
1,140,000	Honeywell International Inc., 7.50%, 3/1/10	1,322
1,100,000	IBM Corp., 4.875%, 10/01/06	1,165
1,100,000	International Paper Co., 6.75%, 9/01/11	1,205
500,000	Kellogg Co., 7.45%, 4/1/31	591
1,100,000	Kinder Morgan Energy Partners, 7.125%, 3/15/12	1,199
1,100,000	Korea Development Bank, 6.625%, 11/21/03	1,150
200,000	Korea Electric Power, 6.375%, 12/01/03	209
1,123,000	Kraft Foods Inc., 6.25%, 6/01/12	1,247
1,440,000	Marsh & McLennan Cos. Inc., 5.375%, 3/15/07	1,544
360,000	Masco Corp., 4.625%, 8/15/07	367
500,000	MBNA Corp., 3.57%, 12/18/02	501
1,100,000	National Rural Utilities, 8.00%, 3/01/32	1,239
1,260,000	Pemex Master Trust, 7.875%, 2/01/09 (c)	1,299
170,000	Pepco Holdings Inc., 5.50%, 8/15/07 (c)	171
600,000	Pepco Holdings Inc., 6.45%, 8/15/12 (c)	597
640,000	Pepsi Bottling Group Inc., 7.00%, 3/1/29	729
850,000	Progess Energy Inc., 6.05%, 4/15/07	860
1,100,000	Safeway Inc., 6.50%, 3/1/11	1,198
4,700,000	Samsung Capital Auto 2.188%, 5/23/08	4,685
230,000	Sara Lee Corp., 6.125%, 11/01/32	229
1,100,000	SBC Communications Inc., 5.75%, 5/02/06	1,177
1,300,000	Simon Property Group LP, 6.375%, 11/15/07	1,410
1,110,000	SLM Corp., 5.05%, 11/14/14	1,104
2,159,190	SLM Student Loan Trust, 1.89%, 1/25/11	2,160
320,000	Southern California Gas Co., 4.80%, 10/01/12	315
1,100,000	Suntrust Bank, 6.375%, 4/01/11	1,214

Annual Report	22

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

1,100,000	Target Corp., 6.35%, 1/15/11	$1,198
640,000	U.S Bancorp, 3.95%, 8/23/07	648
1,100,000	Valero Energy Corp., 6.125%, 4/15/07	1,099
560,000	Verizon Global Funding Corp., 6.75%, 12/01/05	599
320,000	Viacom Inc., 5.625%, 8/15/12	332
600,000	Wells Fargo & Co., 5.125%, 9/1/12	611
Foreign Bonds (0%)
550,000	Quebec Province, 5.00%, 7/17/09	581
Mortgage Backed Securities (42%)
1,500,000	Bear Stearns Commercial Mortgage Security, 2.398%, 12/03/13 (c)	1,500
1,609,937	Commercial, Inc., 2.0225%, 11/15/03 (c)	1,610
1,634,093	CS First Boston Mortgage Securities Corp., 2.0625%, 12/15/30	1,632
3,358,021	FHR # 2395 FT, 2.25%, 12/15/31	3,359
12,370,000	FNMA TBA 6.50%, 11/1/17 (b)	12,981
5,500,000	FNMA TBA 6.50%, 12/01/32 (b)	5,687
2,660,000	FNMA TBA, 5.50%, 11/1/32 (b)	2,687
18,350,000	FNMA TBA, 6.00%, 11/1/32 (b)	18,855
11,040,000	FNMA TBA, 6.50%, 11/1/32 (b)	11,437
10,470,000	FNMA TBA, 7.00%, 11/01/32 (b)	10,938
10,820,000	FNMA TBA, 7.50%, 11/01/32 (b)	11,442
2,127,306	GMAC Mortgage Corporation Loan Trust, 2.33%, 5/25/17	2,130
4,025,814	GNMA #781288 6.50%, 5/15/31	4,197
13,500,000	GNMA TBA, 6.50%, 11/1/32 (b)	14,057
1,646,148	Option One Mortgage Loan Trust, 2.10%, 6/25/32	1,646
2,942,986	Washington Mutual 4.10%, 11/25/41	2,943
1,100,000	Washington Mutual Fin Corp., 6.25%, 5/15/06	1,185
657,135	Wells Fargo Mortgage Backed Securities 2002-A A1, 3.40%, 3/25/32	658
U.S. Government Agency (26%)
2,287,000	FHLMC, 3.50%, 9/15/07	2,321
5,410,000	FHLMC, 3.875%, 2/15/05	5,626
300,000	FHLMC, 4.50%, 8/15/04	314
2,180,000	FHLMC, 4.75%, 10/11/12	2,139
3,360,000	FHLMC, 5.125%, 7/15/12	3,511
4,486,000	FHLMC, 5.25%, 1/15/06	4,856
2,520,000	FHLMC, 6.25%, 7/15/32	2,728
4,660,000	FNMA, 3.50%, 10/15/07	4,701
9,590,000	FNMA, 3.50%, 9/15/04	9,878
2,710,000	FNMA, 4.75%, 1/02/07	2,859
5,800,000	FNMA, 6.625%, 11/15/10	6,721
10,000	FNMA, 7.25%, 5/15/30	12
10,000,000	FHLMC Discount Note, 1.69%,11/5/02	10,000
13,450,000	FNMA Discount Note, 1.67%, 12/18/02	13,416
U.S. Treasury (28%)
3,360,000	U.S. Treasury Bond, 6.125%, 11/15/27	3,820
4,490,000	U.S. Treasury Bond, 6.25%, 8/15/23	5,156
2,790,000	U.S. Treasury Bond, 8.00%, 11/15/21	3,811
14,870,000	U.S. Treasury Note, 3.50%, 11/15/06	15,422
14,370,000	U.S. Treasury Note, 3.625%, 3/31/04	14,800
16,400,000	U.S. Treasury Note, 4.375%, 8/15/12	17,025
12,010,000	U.S. Treasury Note, 4.875%, 2/15/12	12,950
Investment Companies (4%)
9,691,721	Bunker Hill Money Market Fund *	9,692

Total (Cost - $366,888) (a) (143%)		372,839
Liabilities in excess of Other Assets (-43%)		(111,576)

Net Assets (100%)		$261,263

Affiliated	Investment

*	All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis, are held by the custodian in a segregated account.

(a)	Cost is $367,237 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,511
Unrealized depreciation	(909)

Net unrealized appreciation	$5,602

(b)	Security was purchased on a delayed delivery basis.

(c)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)

Bellsouth Corp. Default Swap	Sept-05	$1,250,000	$8,488
Lockheed Martin Corp. Default Swap	Aug-05	1,250,000	8,338
Mexico Default Swap	Aug-04	1,000,000	(2,700)
Sears, Roebuck & Co. Default Swap	Sept-05	1,250,000	(98,150)

		$4,750,000	$(84,024)

See notes to financial statements.

23	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality

AAA	54%
AA	5%
A	13%
BBB	12%
BB or below	16%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (11%)
900,000	Chase Credit Card Master Trust 2002-2 Class C, 2.70%, 07/16/07	$899
16,000,000	GMAC 2001-HE1A, IO, 8.00%, 9/25/03	1,056
3,616,421	GMAC Mortgage Corporation Loan Trust, 2.33%, 5/25/17	3,620
2,519,960	Los Angeles Arena Funding LLC, 7.66%,12/15/21 (c)	2,718
1,100,000	MBNA Master Credit Card Trust, 2.60%, 7/15/07 (c)	1,097
7,000,000	Residential Asset Securitization Trust, IO, 6.00%, 2/25/04	427
4,400,000	Samsung Capital Auto, 2.19%, 5/23/08	4,386
3,328,701	Saxon Asset Securities Trust, 2.06%, 3/25/32	3,314
633,235	Structured Asset Notes Trans., 7.16%, 10/28/03 (c)	652
2,600,000	SuperAnnuation Members Home Loan, 2.06%, 12/01/28	2,600
Corporate Bonds (44%)
230,000	ABN AMRO Bank Chicago, 7.25%, 5/31/05	252
850,000	ACE Ltd., 6.00%, 4/01/07	891
650,000	AK Steel Corp., 7.875%, 2/15/09	647
540,000	Alcan Inc., 4.875%, 9/15/12	539
940,000	Alcoa Inc., 6.50%, 6/1/11	1,049
1,000,000	Allete Inc., 2.69%, 10/20/03	997
334,876	Allied Waste NA Term Loan B, 6.27%, 7/21/06	321
401,851	Allied Waste NA Term Loan C, 6.52%, 7/21/07	386
650,000	Allied Waste of North America, 7.875%, 1/01/09	621
950,000	Amerada Hess Corp., 6.65%, 8/15/11	1,038
600,000	Amerisourcebergen 8.125%, 9/01/08	640
350,000	Amkor Technology Inc., 9.25%, 2/15/08	284
90,000	AT&T Wireless Services Inc., 8.75%, 3/01/31	72
650,000	Bally Total Fitness, 9.875%, 10/15/07	546
710,000	Bank of America Corp., 4.875%, 9/15/12	706
490,000	Bank of New York Co. Inc., 3.90%, 9/01/07	498
465,000	Bank One Corp., 6.875%, 8/01/06	521
650,000	British Sky Broadcasting, 8.20%, 7/15/09	678
870,000	British Telecom PLC, 8.625%, 12/15/30	1,051
650,000	Chesapekake Energy Corp., 8.125%, 4/01/11	666
550,000	ChevronTexaco Capital Co., 3.50%, 9/17/07	556
260,000	Cincinnati Gas & Electric Co., 5.70%, 9/15/12	258
210,000	CIT Group Inc., 7.75%, 4/02/12	215
970,000	Coca-Cola, 5.75%, 3/15/11	1,046
325,000	Cole National Group, 8.875%, 5/15/12	305
6,439,746	Commercial, Inc., 2.02%, 11/15/03 (c)	6,440
760,000	Conoco Funding Co., 7.25%, 10/15/31	863
650,000	Constellation Energy Group Inc., 6.35%, 4/1/07	655

Principal or Shares	Security Description	Value (000)

415,000	Corus Entertainment Inc., 8.75%, 3/01/12	$425
1,100,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,143
700,000	CSC Holdings, Inc., 8.125%, 7/15/09	578
855,000	DaimlerChrysler NA Holding Corp., 6.40%, 5/15/06	906
325,000	Dana Corp., 9.00%, 8/15/11	296
180,000	Deutsche Telekom Finance, 8.75%. 6/15/30	195
1,100,000	Dominion Resources Inc., 7.625%, 7/15/05	1,188
570,000	Duke Capital Corp., 8.00%, 10/1/19	523
650,000	Echostar DBS Corp., 9.375%, 2/01/09	650
430,000	Emerson Electric Co., 4.625%, 10/15/12	420
990,000	EOP Operating LP, 6.75%, 2/15/12	1,031
325,000	Equistar Chemical, 10.125%, 9/01/08	293
840,000	Exelon Generation Co., 6.95%, 6/15/11	873
600,000	Felcor Lodging LP, 9.50%, 9/15/08	589
650,000	Fleming Companies Inc., 10.125%, 4/01/08	546
650,000	Flextronics International, 9.875%, 7/01/10	676
430,000	Ford Motor Credit, 7.50%, 3/15/05	418
110,000	France Telecom, 10.00%, 3/01/31	124
1,100,000	Gannett Co. Inc., 5.50%, 4/01/07	1,195
990,000	General Electric Capital Corp., 6.00%, 6/15/12	1,052
1,100,000	General Mills Inc., 5.125%, 2/15/07	1,155
1,180,000	General Motors Acceptance Corp., 6.125%, 9/15/06	1,134
1,055,000	General Motors Acceptance Corp., 8.00%, 11/01/31	942
1,320,000	Goldman Sachs Group Inc., 2.13%, 2/25/05	1,320
459,000	Goldman Sachs Group Inc., 5.70%, 9/01/12	470
550,000	Grant Prideco Inc., 9.625%, 12/01/07	568
200,000	Graphic Packaging Corp., 8.625%, 2/15/12	208
150,000	Hanger Orthopedic Group, 10.375%, 2/15/09	160
965,000	HJ Heinz Finance Co., 6.00%, 3/15/12 (c)	1,046
650,000	HMH Properties, 7.875%, 8/01/08	618
790,000	Honeywell International Inc., 7.50%, 3/1/10	916
825,000	IBM Corp., 4.875%, 10/01/06	874
600,000	IMC Global, 10.875%, 6/01/08	648
325,000	Ingles Markets Inc., 8.875%, 12/01/11	301
750,000	Insight Midwest, 10.50%, 11/01/10	649
960,000	International Paper Co., 6.75%, 9/01/11	1,051
325,000	Isle of Capri Casinos, 8.75%, 4/15/09	323
650,000	John Q. Hamons Hotels LP, 8.875%, 5/15/12	626
650,000	K B Home, 9.50%, 2/15/11	676
430,000	Kellogg Co., 7.45%, 4/1/31	508
800,000	Kinder Morgan Energy Partners, 7.125%, 3/15/12	872
850,000	Korea Electric Power, 6.375%, 12/01/03	888
940,000	Kraft Foods Inc., 6.25%, 6/01/12	1,043
650,000	Lyondell Chemical Co., 9.875%, 5/01/07	621

Annual Report	24

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

550,000	Mandalay Resort Group, 10.25%, 8/1/07	$589
1,000,000	Marsh & McLennan Cos. Inc., 5.375%, 3/15/07	1,073
300,000	Masco Corp., 4.625%, 8/15/07	306
200,000	MDP Acquisitions PLC, 9.625%, 10/01/12 (c)	205
300,000	Meristar Hospitality Corp., 9.00%, 1/15/08	247
940,000	National Rural Utilities, 8.00%, 3/01/32	1,059
650,000	Norske Skog Canada, 8.625%, 6/15/11	639
650,000	Owens & Minor Inc., 8.50%, 7/15/11	683
625,000	Owens-Brockway Glass Containers, 8.875%, 2/15/09	634
325,000	Panamsat Corp., 8.50%, 2/01/12 (c)	289
100,000	Park Place Entertainment, 8.125%, 5/15/11	100
1,100,000	Pemex Master Trust, 7.875%, 2/01/09 (c)	1,134
300,000	Penney (JC) Co., 7.60%, 4/01/07	286
140,000	Pepco Holdings Inc., 5.50%, 8/15/07 (c )	141
500,000	Pepco Holdings Inc., 6.45%, 8/15/12 (c)	497
520,000	Pepsi Bottling Group Inc., 7.00%, 3/1/29	592
650,000	Pierce Leahy, 8.125%, 5/15/08	661
600,000	Pogo Producing, 8.75%, 5/15/07	624
690,000	Progess Energy Inc., 6.05%, 4/15/07	698
325,000	Regal Cinemas Inc., 9.375%, 2/01/12	340
650,000	Ryland Group, 8.00%, 8/15/06	650
1,100,000	Safeway Inc., 6.50%, 3/1/11	1,198
190,000	Sara Lee Corp., 6.125%, 11/01/32	189
845,000	SBC Communications Inc., 5.75%, 5/02/06	904
650,000	Scotts Co., 8.625%, 1/15/09	686
500,000	Sequa Corp., 9.00%, 8/1/09	415
650,000	Service Corp International, 7.70%, 4/15/09 (c)	546
1,000,000	Simon Property Group LP, 6.375%, 11/15/07	1,084
650,000	Sinclair Broadcasting Group, 8.75% 12/15/07	674
500,000	Six Flags Inc., 9.50%, 2/01/09	448
810,000	SLM Corp., 5.05%, 11/14/14	806
400,000	Solectron Corp., 9.625%, 2/15/09	360
250,000	Sonic Automotive Inc., 5.25%, 5/07/09	185
270,000	Southern California Gas Co., 4.80%, 10/01/12	266
650,000	Spanish Broadcasting Systems, 9.625%, 11/1/09	665
650,000	Station Casinos, 8.875%, 12/01/08	679
500,000	Stone Container, 9.75%, 2/01/11	536
1,080,000	Suntrust Bank, 6.375%, 4/11/11	1,192
800,000	Target Corp., 6.35%, 1/15/11	871
650,000	Tembec Industries, Inc., 8.625%, 6/30/09	661
550,000	Tricon Global Restaurant, 8.875%, 4/15/11	594
520,000	U.S Bancorp, 3.95%, 8/23/07	526
645,000	Unisys Corp., 8.125%, 6/01/06	658
650,000	United Auto Group Inc., 9.625%, 3/15/12 (c)	618
1,000,000	Valero Energy Corp., 6.125%, 4/15/07	999
300,000	Venetian Casino/LV Sands, 11.00%, 6/15/10 (c)	307
450,000	Ventas Realty Lp/Cap Corp., 9.00%, 5/01/12	442
620,000	Verizon Global Funding Corp., 6.75%, 12/01/05	663
260,000	Viacom Inc., 5.625%, 8/15/12	270
830,000	Washington Mutual Fin Corp., 6.25%, 5/15/06	894
490,000	Wells Fargo & Co., 5.125%, 9/1/12	499
650,000	Williams Scotsman Inc., 9.875%, 6/01/07	520
Foreign Bonds (6%)
904,762	Bulgaria Government Bond, 2.69%, 7/28/12	845
523,198	Croatia, 2.69%, 7/31/06	521
200,000	Grupo Televisa Sa, 8.50%, 3/11/32	172
250,000	Korean Government Bond, 8.875%, 4/15/08	308
700,000	Malaysia, 7.50%, 7/15/11	795
300,000	Ministry of Finance Russia, 3.00%, 5/14/06	261
200,000	Pemex Project Funding, 8.50%, 2/15/08	214
250,000	Petronas, 7.75%, 8/15/15	280
240,000	Quebec Province, 5.00%, 7/17/09	254

Principal or Shares	Security Description	Value (000)

500,000	Republic of Chile, 7.125%, 1/11/12	$538
450,000	Republic of Philippines, 9.50%, 10/21/24	489
450,000	Republic of Philippines, 9.875%, 1/15/19	446
447,217	Republic of Poland, 6.00%, 10/27/14	456
500,000	Republic of South Africa, 7.375%, 4/25/12	525
350,000	Romania 10.625%, 6/27/08	397
350,000	Romania, 11.50%, 11/10/05	395
400,000	Russian Federation, 10.00%, 6/26/07	456
450,000	Russian Federation, 12.75%, 6/24/28	582
750,000	Russian Federation, 5.00%, 3/31/30	572
650,000	Russian Federation, 5.00%, 3/31/30 (c)	496
250,000	United Mexican States Series A, Warrants	1
500,000	United Mexican States Series B, Warrants	1
500,000	United Mexican States Series C, Warrants	—
500,000	United Mexican States Series D, Warrants	—
500,000	United Mexican States Series E, Warrants	—
300,000	United Mexican States, 11.375%, 9/15/16	379
400,000	United Mexican States, 8.30%, 8/15/31	397
850,000	United Mexican States, 9.875%, 2/01/10	992
Mortgage Backed Securities (36%)
1,800,000	Bear Stearns Commercial Mortgage Security, 2.40%, 12/03/13	1,800
2,324,043	CS First Boston Mortgage Securities Corp., 2.06%, 12/15/30	2,321
4,029,625	FHR # 2395 FT, 2.25%, 12/15/31	4,031
859,741	FNMA 2000-40 F, 2.33%, 12/25/22	861
2,000,000	FNMA TBA, 5.5%, 11/1/32 (b)	2,020
9,500,000	FNMA TBA, 6.00%, 11/1/32 (b)	9,761
7,820,000	FNMA TBA, 6.50%, 11/1/17 (b)	8,206
9,020,000	FNMA TBA, 6.50%, 11/1/32 (b)	9,344
6,725,000	FNMA TBA, 7.00%, 11/01/32 (b)	7,025
7,210,000	FNMA TBA, 7.50%, 11/01/32 (b)	7,625
1,180,000	FNMA, 6.625%, 11/15/10	1,367
4,347,879	GNMA #781288 6.50%, 5/15/31	4,533
7,120,000	GNMA TBA, 6.5%, 11/1/32 (b)	7,414
7,200,000	Residential Asset Mortgage Products, IO, 6.50%, 2/25/04	576
1,182,842	Wells Fargo Mortgage Backed Securities 2002-A A1, 3.40%, 3/25/32	1,184
U.S. Government Agency (4%)
1,900,000	FHLMC, 3.50%, 9/15/07	1,929
1,110,000	FHLMC, 4.50%, 8/15/04	1,161
5,190,000	FNMA Discount Notes, 1.67%, 12/18/02	5,177
U.S. Treasury (29%)
2,450,000	U.S. Treasury Bond, 6.125%, 11/15/27	2,786
3,280,000	U.S. Treasury Bond, 6.25%, 8/15/23	3,766
2,040,000	U.S. Treasury Bond, 8.00%, 11/15/21	2,786
10,890,000	U.S. Treasury Note, 3.50%, 11/15/06	11,294
11,080,000	U.S. Treasury Note, 3.625%, 3/31/04	11,411
13,780,000	U.S. Treasury Note, 4.375%, 8/15/12	14,305
8,710,000	U.S. Treasury Note, 4.875%, 2/15/12	9,392
Investment Companies (0%)
428,058	Bunker Hill Money Market Fund *	428

Total (Cost - $244,247) (a) (130%)		248,325
Liabilities in excess of Other Assets (-30%)		(57,158)

Net Assets (100%)		$191,167

25	Paydenfunds

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis, are held by the custodian in a segregated account.

(a)	Cost is $244,542 for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,026
Unrealized depreciation	(2,243)

Net unrealized appreciation	$3,783

(b)	Security was purchased on a delayed delivery basis.

(c)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)

Bellsouth Corp. Default Swap	Sept-05	$1,000,000	$6,790
Lockheed Martin Corp. Default Swap	Aug-05	1,000,000	6,670
Mexico Default Swap	Aug-04	4,100,000	(11,070)
Sears, Roebuck & Co. Default Swap	Sept-05	1,000,000	(78,520)

		$7,100,000	$(76,130)

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized (Depreciation)

Liabilities:
11/27/2002	Euro (Sell)	1.0194	$824,040	$(6,636)

See notes to financial statements.

Annual Report	26

The Fund seeks high current income and capital appreciation by generally investing in below investment grade income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality

AAA	3%
BBB	3%
BB	39%
B or below	55%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Corporate Bonds (93%)
Basic Materials (8%)
500,000	AK Steel Corp., 7.75, 6/15/12(b)	$493
2,000,000	Compass Minerals Group, 10.00%, 8/15/11	2,140
2,100,000	Equistar Chemical, 10.125%, 9/01/08	1,890
2,510,000	Georgia-Pacific Corp., 8.125%, 5/15/11	2,134
2,250,000	IMC Global, 10.875%, 6/01/08	2,430
1,500,000	Ineos Group Holdings Plc, 10.20%, 8/1/10	1,463
2,350,000	Lyondell Chemical Co., 9.875%, 5/01/07	2,244
1,250,000	MDP Acquisitions PLC, 9.625%, 10/01/12 (b)	1,278
2,325,000	Norske Skog Canada, 8.625%, 6/15/11	2,284
2,700,000	Tembec Industries, Inc., 8.625%, 6/30/09	2,744
Building & Construction (4%)
2,700,000	D.R. Horton, Inc., 8.00%, 2/01/09	2,646
1,500,000	KB Home, 8.625%, 12/15/08	1,508
1,500,000	Ryland Group, 9.75%, 9/1/10	1,624
2,610,000	Toll Brothers Inc., 8.25%, 2/1/11	2,571
Cable Systems (7%)
2,755,000	British Sky Broadcasting, 8.20%, 7/15/09	2,876
275,000	CSC Holdings Inc., 7.25%, 7/15/08	221
2,530,000	CSC Holdings Inc., 8.125%, 7/15/09	2,087
1,325,000	Echostar Broadband, 10.375%, 10/1/07	1,365
1,050,000	Echostar DBS Corp., 9.375%, 2/01/09	1,050
2,350,000	Insight Midwest, 10.50%, 11/01/10	2,033
2,490,000	Mediacom LLC/Cap Corp., 9.50%, 1/15/13	1,818
2,500,000	Rogers Communications, 8.875%, 7/15/07	2,119
1,698,000	Young Broadcasting Inc., 10.00%, 3/01/11	1,562
Consumer Cyclicals (16%)
1,000,000	AMC Entertainment Inc., 9.50%, 3/15/09	890
2,625,000	Bally Total Fitness, 9.875%, 10/15/07	2,205
700,000	Cole National Group, 8.625%, 8/15/07	660
1,500,000	Cole National Group, 8.875%, 5/15/12	1,410
2,500,000	Corrections Corp. of America, 9.875%, 5/01/09 (b)	2,625
2,700,000	Felcor Lodging LP, 9.50%, 9/15/08	2,649
2,425,000	HMH Properties, 7.875%, 8/01/08	2,304
2,500,000	John Q. Hamons Hotels Series B, 8.875%, 5/15/12	2,406
2,450,000	Land O’ Lakes Inc., 8.75%, 11/15/11	1,348
1,850,000	Meristar Hospitality Corp., 9.00%, 1/15/08	1,522
375,000	Penney (JC) Co., 7.60%, 4/01/07	358
2,200,000	Regal Cinemas Inc., 9.375%, 2/01/12	2,299
1,800,000	Royal Caribbean Cruises, 8.75%, 2/02/11	1,566
900,000	Russell Corp., 9.25%, 5/01/10(b)	932
835,000	Saks Inc., 8.25%, 11/15/08	747
2,100,000	Six Flags Inc., 8.875%, 2/01/10	1,827

Principal or Shares	Security Description	Value (000)

500,000	Six Flags Inc., 9.50%, 2/01/09	$448
1,250,000	Sonic Automotive Inc., 5.25%, 5/07/09	923
2,250,000	Stone Container, 9.75%, 2/01/11	2,413
2,530,000	Tricon Global Restaurant, 8.875%, 4/15/11	2,732
2,500,000	United Auto Group Inc., 9.625%, 3/15/12 (b)	2,375
2,275,000	United Rentals Inc., 10.75%, 4/15/08 (b)	2,127
Consumer Staples (8%)
1,000,000	American Seafood Group LLC, 10.125%, 4/15/10 (b)	990
1,000,000	Big Food Group Plc, 9.75%, 6/30.12 (b)	1,079
1,500,000	Cott Beverages Inc., 8.00%, 12/15/11	1,571
2,350,000	Dominos, Inc., 10.375%, 1/15/09	2,503
2,275,000	Fleming Companies Inc., 10.125%, 4/01/08	1,911
2,425,000	Great Atlantic & Pacific Tea, 9.125%, 12/15/11	1,491
2,665,000	Ingles Markets Inc., 8.875%, 12/01/11	2,465
2,550,000	Pilgrim’s Pride Corp., 9.625%, 9/15/11	2,066
2,200,000	Roundy’s Inc., 8.875%, 6/15/12 (b)	2,112
1,675,000	Scotts Co., 8.625%, 1/15/09	1,767
800,000	Scotts Company, 8.625%, 1/15/09 (b)	844
Energy (7%)
2,700,000	Amerigas Partners/Eagle Financials, 8.875%, 5/20/11	2,781
2,250,000	Chesapekake Energy Corp., 8.125%, 4/01/11	2,306
888,160	Dresser, Inc., Term Loan, 7.86%, 4/10/09	890
1,750,000	Giant Industries, 11.00%, 5/15/12	1,033
2,250,000	Grant Prideco Inc., 9.625%, 12/01/07	2,323
2,250,000	Nuevo Energy Co., 9.50%, 6/1/08	2,256
1,250,000	Pogo Producing, 10.325%, 2/15/09 (b)	1,347
1,000,000	Pogo Producing, 8.75%, 5/15/07	1,040
1,400,000	Tesoro Petroleum Corp., 9.625%, 4/01/12	728
2,000,000	Trico Marine Services, 8.875%, 5/15/12	1,620
Gaming (8%)
1,750,000	Ameristar Casinos, 10.75%, 2/15/09	1,881
2,565,000	Boyd Gaming Corp., 9.50%, 7/15/07	2,629
2,250,000	Hollywood Park, 9.25%, 2/15/07	1,896
900,000	Horseshoe Gaming Holdings, 8.625%, 5/15/09	945
2,275,000	Isle of Capri Casinos, 8.75%, 4/15/09	2,264
775,000	Park Place Entertainment, 7.875%, 12/15/05	779
2,000,000	Park Place Entertainment, 9.375%, 2/15/07	2,100
2,250,000	Station Casinos, 8.875%, 12/01/08	2,351
1,850,000	Venetian Casino/LV Sands, 11.00%, 6/15/10 (b)	1,892
750,000	Wynn Las Vegas, 12.00%, 11/01/10	705
Government (0%)
750,000	Republic of Philippines 8.375%, 3/12/09	754

27	Paydenfunds

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

Health Care (7%)
1,000,000	Aaipharma Inc., 11.00%, 4/01/10	$950
2,250,000	Advancepcs, 8.50%, 4/1/08	2,284
1,000,000	Coventry Health Care Inc., 8.125%, 2/15/12	1,035
1,270,000	Extendicare Health Services, 9.35%, 12/15/07	1,054
2,375,000	Hanger Orthopedic Group, 10.375%, 2/15/09	2,529
1,270,000	Iasis Healthcare Corp., 13.00%, 10/15/09	1,302
1,500,000	Medquest Inc., 11.875%, 8/15/12 (b)	1,470
2,525,000	Service Corp International, 7.70%, 4/15/09 (b)	2,121
1,565,000	United Surgical Partners, 10.00%, 12/15/11	1,565
1,675,000	Ventas Realty LP/Cap Corp., 9.00%, 5/01/12	1,646
Industrial (16%)
1,700,000	Allied Waste of North America, 10.00%, 8/1/09	1,624
925,000	Allied Waste of North America, 7.875%, 1/01/09	883
1,200,000	Coinmach Corp., 9.00%, 2/01/10 (b)	1,247
1,000,000	Collins & Aikman Products, 10.75%, 12/31/11	925
2,250,000	Dana Corp., 9.00%, 8/15/11	2,048
2,500,000	Fairchild Semiconductor, 10.50%, 2/1/09	2,650
1,350,000	Fisher Scientific International, 9.00%, 2/1/08	1,401
2,800,000	Flextronics International, 9.875%, 7/01/10	2,912
2,565,000	Foamex LP/Capital Corp., 10.75%, 4/01/09 (b)	1,449
2,000,000	Interface Inc., 10.375%, 2/01/10	1,870
1,425,000	Iron Mountain, 8.625%, 4/01/13	1,478
2,250,000	K&F Industries, 9.25%, 10/15/07	2,295
2,625,000	Owens-Brockway Glass Containers, 8.875%, 2/15/09	2,664
1,325,000	Pierce Leahy, 8.125%, 5/15/08	1,348
1,950,000	Sequa Corp., 9.00%, 8/1/09	1,618
2,500,000	Solectron Corp., 9.625%, 2/15/09	2,250
2,490,000	Synagro Technologies Inc., 9.50%, 4/01/09	2,577
2,755,000	Unisys Corp., 8.125%, 6/01/06	2,810
2,800,000	Williams Scotsman Inc., 9.875%, 6/01/07	2,240
Multimedia (5%)
1,050,000	American Media Operation, 10.25%, 5/1/09	1,087
1,000,000	AOL Time Warner Inc., 6.875%, 5/01/12	995
2,500,000	Corus Entertainment Inc., 8.75%, 3/01/12	2,562
2,000,000	Grupo Televisa, 8.00%, 9/13/11	1,940
2,025,000	Nexstar Finance, 12.00%, 4/01/08	2,197
2,500,000	Spanish Broadcasting Systems, 9.625%, 11/1/09	2,559
Technology (1%)
2,450,000	Amkor Technology Inc., 9.25%, 2/15/08	1,985
Telecommunications (6%)
2,000,000	AT&T Corp., 7.30%, 11/15/11	1,960
500,000	AT&T Wireless Services Inc., 8.125%, 5/01/12	432
2,505,000	Crown Castle International Corp., 10.75%, 8/01/11	1,929
2,500,000	Panamsat Corp., 8.50%, 2/01/12 (b)	2,225
2,530,000	Rogers Wireless Inc., 9.625%, 5/01/11	2,049
1,400,000	Sinclair Broadcasting Group, 8.75% 12/15/07	1,452
1,150,000	Sinclair Broadcasting Group, 9.00%, 7/15/07	1,205
1,400,000	Sprint Capital Corp., 6.125%, 11/15/08	1,092
2,000,000	Triton PCS Inc., 8.75%, 11/15/11	1,410

Total Corporate Bonds (Cost - $225,654)		211,989
Investment Companies (4%)
8,379,189	Bunker Hill Money Market Fund *	8,379

Total (Cost - $234,033) (a) (97%)		220,368
Other Assets, net of Liabilities (3%)		5,739

Net Assets (100%)		$226,107

*	Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,844
Unrealized depreciation	(16,508)

Net unrealized depreciation	$(13,664)

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)

Bellsouth Corp. Default Swap	Sept-05	$1,000,000	$6,790
Lockheed Martin Corp. Default Swap	Aug-05	1,000,000	6,670
Mexico Credit Default Swap	Aug-04	3,000,000	(8,100)
Sears, Roebuck & Co. Default Swap	Sept-05	1,000,000	(78,520)

		$6,000,000	$(73,160)

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized (Depreciation)

Liabilities:
11/27/02	Euro (Sell)	1.0194	$1,373,400	$(11,060)
11/27/02	British Pound (Sell)	0.6431	1,104,050	(4,815)

			$2,477,450	$(15,875)

See notes to financial statements.

Annual Report	28

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of one to four years.

Credit Quality

AAA	47%
AA	48%
A	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

General Obligations (36%)
500,000	Bath Michigan Community Schools, 5.75%, 5/01/25	$553
100,000	Chesapeake Va, 6.00%, 5/01/10	108
150,000	Connecticut State, 5.375%, 10/01/14	166
500,000	Dane County, Wisconsin 5.40%, 3/01/08	524
5,000	District of Columbia, 6.60%, 6/01/03 (b)	5
370,000	Dodge, KS Unified School District #443, 8.25%, 9/01/03	390
500,000	FL State Board of Education Capital Outlay, 5.00%, 6/01/03	510
410,000	FL State Department of Transportation, 5.70%, 7/01/11	454
500,000	Grand Prairie TX, Independent School District, Zero Coupon, 2/15/05	471
300,000	Illinois State, 5.00%, 8/01/05	323
500,000	Jackson County MO, School Dist., 4.00%, 3/01/04	515
490,000	Jefferson County KY, 5.00%, 8/15/05	529
330,000	Montgomery AL Waterworks, 5.85%, 9/01/03	337
500,000	Pennsylvania St. Second Series, 6.00%, 7/01/05	550
400,000	Round Rock TX, 5.00%, 8/15/06	435

Total General Obligations		5,870

Revenue (62%)
Electric (2%)
400,000	Cohasset MI, 1.40%, 6/01/20	400
Health Care (5%)
500,000	Clackamas Co, OR Hospital Facility, 5.00%, 5/01/04	521
375,000	MI Hospital Finance Authority 4.00%, 11/15/02	375
Highway Improvements (1%)
200,000	Phoenix Ariz, Street & Hwy, 4.00%, 07/01/05	210
Housing (7%)
400,000	RI Hsg & Mtg Finance Corp., 4.00%, 3/24/05	411
500,000	VT Housing Finance Agency, 4.00%, 3/01/04	512
200,000	VA Housing Development Authority 2.85%, 7/01/03	201
Industrial (8%)
500,000	East Baton Rouge Parish LA, 1.55%, 11/01/19	500
400,000	Jackson Co MS, Pollution Control Revenue, 1.90%, 12/01/16	400
400,000	Unita Co WY, Pollution Control Revenue, 1.20%, 7/01/26	400
Pollution Control (1%)
105,000	MO Environmental Improvement & Energy Reserve, 6.65%, 7/01/06	116

Principal or Shares	Security Description	Value (000)

Prerefunded (26%)
600,000	Dade Co., FL School District, 6.50%, 8/01/03 (b)	$622
400,000	Houston, TX Water & Sewer System, 6.20%, 12/01/23	449
350,000	MA State Water Reserve Authority, 6.25%, 11/01/10	357
400,000	Metropolitan Atlanta Rapid Transit Authority 6.90%, 7/01/20	442
400,000	MI Comprehensive Transportation, 5.00%, 5/15/05	428
310,000	MO State Highways and Transportation Commission, 5.25%, 2/1/05	332
210,000	OH State Water Revenue, 6.00%, 12/01/08	215
500,000	SC Public Service Authority, 5.00%, 1/01/05	531
300,000	VA Public School Authority, 6.50%, 8/01/15	331
500,000	Washington Co., OR Uni. Sewer, 6.125%, 10/01/12	541
Public Improvements (1%)
100,000	Phoenix Arizona, 5.00%, 7/1/06	109
Transportation (8%)
300,000	CO Department of Transportation, 6.00%, 6/15/08	345
400,000	OH Turnpike (Common Turnpike) 6.00%, 2/15/05	435
600,000	PA Turnpike Commission 5.00%, 12/01/03	620
University (1%)
100,000	CT Health & Educational Facs., 1.20%, 7/01/36	100
Water & Sewer (2%)
290,000	OH Water Revenue - Unrefunded, 6.00%, 12/01/08	297

Total Revenue		10,200
Investment Companies (1%)
156,562	Dreyfus Tax Exempt Cash Management Fund	157

Total (Cost - $15,975) (a) (99%)		16,227
Other Assets, net of Liabilities (1%)		206

Net Assets (100%)		$16,433

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$253
Unrealized depreciation	(1)

Net unrealized appreciation	$252

(b)	All or a portion of the security is held by the custodian in a segregated account.

See notes to financial statements.

29	Paydenfunds

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality

AAA	55%
AA	45%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

General Obligations (43%)
1,065,000	Austin, TX 5.25%, 9/1/04	$1,130
1,250,000	FL State Board of Education, 5.75%, 06/1/12	1,428
1,000,000	Georgia State, 5.00%, 3/1/13	1,100
1,000,000	Glendale, AZ, 5.30%, 7/1/12	1,105
1,000,000	Huron Valley MI School Dist, 5.625%, 5/1/05	1,084
1,000,000	Illinois State, 5.50%, 8/1/13	1,135
500,000	Massachusetts State, 5.50%, 3/1/20	572
1,000,000	Minnesota State, 5.50%, 6/1/08	1,125
200,000	Pennsylvania St., 5.00%, 2/1/09	219
1,205,000	Prince Georges County MD, 5.50%, 5/15/13	1,377
1,000,000	South Carolina School Facilities, 5.00%, 1/1/10	1,098

Total General Obligations		11,373

Revenue (56%)
Electric (2%)
500,000	Cohasset, MN Power & Light 1.40%, 6/1/20, VRDN	500
Housing (1%)
55,000	Idaho Housing and Finance Association, 5.20%, 7/1/27	55
170,000	Wisconsin Housing & Economic Development, 5.30%, 11/1/05	177
Industrial (8%)
200,000	Berkley County, SC Pollution Control, 4.20%, 7/1/12	200
500,000	Gulf Coast Waste Disposal Authority, TX, 5.00%, 6/1/20	500
800,000	Harris County, TX Pollution Control, 1.85%, 3/1/24	800
600,000	Jackson County, MS Pollution Control, 4.70%, 12/1/16	600
Prerefunded (11%)
625,000	Bath Michigan Community Schools, 5.75%, 5/1/25	691
700,000	Clark County, NV School District, 5.88%, 6/15/13	777
1,000,000	Mississippi State, 5.80%, 6/1/09	1,064
275,000	New York City Transitional Finance Authority, 5.00%, 5/1/29	305
Special (5%)
1,250,000	OR Department Administrative Services Lottery Revenue, 5.75%, 4/1/14	1,391
Student Loan (4%)
1,000,000	PA State Higher Education Assistance Agency, 2.35%, 6/1/25	1,003

Principal or Shares	Security Description	Value (000)

Tax-Backed (4%)
1,000,000	New York City Transitional Finance Authority, 5.50%, 2/1/10	$1,123
Transportation (9%)
1,000,000	Georgia State Road & Throughway Authority, 5.25%, 3/1/10	1,116
1,000,000	Kansas State Department of Transportation, 5.50%, 9/1/08	1,130
University (4%)
1,000,000	New York State Dormitory Authority, 5.25%, 11/15/23	1,094
Water & Sewer (8%)
1,000,000	New York City Municipal Water Authority, 5.25%, 6/15/15	1,089
1,000,000	San Diego California Water Authority, 5.00%, 8/1/14	1,078

Total Revenue		14,693
Investment Companies (1%)
182,449	Dreyfus Tax Exempt Cash Management Fund	182

Total (Cost - $25,272) (a) (100%)		26,248
Liabilities in excess of Other Assets (0%)		(12)

Net Assets (100%)		$26,236

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,013
Unrealized depreciation	(37)

Net unrealized appreciation	$976

See notes to financial statements.

Annual Report	30

The Fund seeks income that is exempt from federal and California income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality

AAA	76%
AA	24%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2002

Principal or Shares	Security Description	Value (000)

General Obligations (32%)
360,000	Capistrano CA Unified School District, 5.00%, 8/01/12	$397
550,000	Chaffey CA Un High School District, 5.50%, 8/01/17	600
100,000	Covina Valley School District, 5.00%, 8/1/14	109
1,195,000	Fresno, CA Unified School District, 5.80%, 2/01/11	1,385
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/01/14	1,184
1,000,000	Los Angeles, CA, 5.00%, 9/01/10	1,104
1,050,000	Los Gatos, CA Unified School District, 5.00%, 8/01/12	1,154
220,000	Peralta CA, Community College District, 5.25%, 8/01/05	238
185,000	Peralta CA, Community College District, 5.25%, 8/01/06	204
900,000	PR Commonwealth, 6.25%, 7/01/08	1,054
650,000	Sacramento, CA City Unified School District, 7.00%, 7/01/05	731
850,000	San Mateo County CA Community College District, 3.00%, 9/01/04	869

Total General Obligations		9,029

Revenue (67%) Electric & Gas (12%)

1,060,000	Glendale, CA Electric Works, 5.75%, 2/1/14	1,196
1,000,000	PR Electric Power Authority, 5.00%, 7/1/03	1,023
1,000,000	Southern CA Public Power Authority, 4.00%, 1/01/05	1,041
Housing (1%)
160,000	CA Housing Finance Agency, 5.20%, 8/01/26	162
Industrial (1%)
300,000	CA Pollution Control Finance Agency, 1.25%, 04/01/17	300
Lease (4%)
1,085,000	Alameda County, CA Certificates, 5.375%, 6/01/09	1,222
Prerefunded (18%)
1,000,000	CA Educational Facilities Authority, 5.75%, 9/01/26	1,148
1,000,000	Los Angeles, CA Dept. of Water & Power, 6.00%, 2/15/24	1,103
900,000	Los Angeles, CA Dept. of Water & Power, 5.50%, 6/15/29	965
1,560,000	Sacramento, CA City Unified School District, 5.75%, 7/01/15	1,831

Principal or Shares	Security Description	Value (000)

Revenue Anticipation Note (1%)
200,000	San Diego County & School District, 3.00%, 7/31/03	$202
Special Purpose Entity (2%)
500,000	PR Infrastructure Financing Authority SPL, 5.50%, 10/01/17	556

Tax Allocation (1%)
160,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/01/16	165
Transportation (12%)
1,000,000	PR Highway and Transportation Authority, 5.50%, 7/01/15	1,143
1,025,000	San Diego Co., CA Transportation Commission, 6.00%, 4/01/06	1,144
1,000,000	San Mateo County, CA Transit District, 5.50%, 6/01/17	1,128
Water & Sewer (15%)
100,000	CA Infrastructure & Economic Development, 5.00%, 10/01/07	111
700,000	Irvine Ranch, CA Water District, 1.10%, 11/15/13	700
200,000	Irvine Ranch, CA Water District, 1.80%, 8/1/16	200
1,000,000	Metropolitan Water District, CA 5.25%, 7/01/11	1,125
1,000,000	Sacramento County, CA, 6.00%, 12/01/15	1,155
1,000,000	San Diego CA Public Water, 5.00%, 8/01/13	1,095

Total Revenue		18,715

Investment Companies (0%)
85,316	Dreyfus State Tax Exempt	85

Total (Cost - $26,154) (a) (99%)		27,829
Other Assets, net of Liabilities (1%)		351

Net Assets (100%)		$28,180

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,727
Unrealized depreciation	(52)

Net unrealized appreciation	$1,675

See notes to financial statements.

31	Paydenfunds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	32

October 31, 2002
(Amounts in 000s)

	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund
ASSETS:
Investments, at value *	$68,626	$253,096	$64,714
Repurchase agreement, at value
Foreign cash		174
Cash			980
Receivable for:
Interest and dividends	1,079	4,792	936
Paydowns
Investments sold		8,074	2,324
Fund shares sold	122	674	4,712
Futures, swaps and options contracts		23
Forward currency contracts	12	1,555
Receivable from Advisor (Note 3)
Other assets	19	63	7

Total Assets	69,858	268,451	73,673

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts	99	1,714	35
Investments purchased			3,745
Fund shares redeemed	8	121	105
Futures, swaps and options contracts			1
TBA sales commitments
Distributions payable
Accrued expenses:
Investment advisory fees (Note 3)	14	70	28
Administration fees (Note 3)	5	19	4
Trustee fees and expenses	2	7	2
Other liabilities	29	81	29

Total Liabilities	157	2,012	3,949

NET ASSETS	$69,701	$266,439	$69,724

NET ASSETS:
Paid in capital	$76,142	$256,615	$69,537
Undistributed net investment income			476
Distributions in excess of net investment income
Undistributed net realized gains (losses) from investments	(7,854)	1,197	(2,656)
Accumulated distribution in excess of realized gain (loss)
Net unrealized appreciation (depreciation) from:
Investments	1,062	7,066	2,241
Translation of assets and liabilities in foreign currencies	351	1,561	126

NET ASSETS	$69,701	$266,439	$69,724

Outstanding shares of beneficial interest	6,818	26,174	6,158

NET ASSET VALUE - offering and redemption price per share in whole dollars	$10.22	$10.18	$11.32

* Investments, at cost	$67,137	$244,437	$62,338

See notes to financial statements.

33	Paydenfunds

Global Balanced Fund	Growth & Income Fund	Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Bunker Hill Money Market Fund

$7,646	$52,464	$17,784	$7,122	$10,121	$165,217
					31,500
4
				75

78	75	76	2		291
		44
					7,034
1	19	3		1	69,826

1
4	8	2
8	16	9	3	9	45

7,742	52,582	17,918	7,127	10,206	273,913

8
		469		75	2
	29				69,899
8		83

					193

					23
1	3	1		1	14
	2				6
25	33	24	22	23	57

42	67	577	22	99	70,194

$7,700	$52,515	$17,341	$7,105	$10,107	$203,719

$9,195	$69,184	$37,300	$16,035	$12,017	$203,900
	98	25			38

(743)	(7,321)	(19,785)	(8,562)	(2,785)	(219)

(611)	(9,446)	(199)	(358)	875
(141)			(10)

$7,700	$52,515	$17,341	$7,105	$10,107	$203,719

929	5,972	2,257	1,292	1,271	203,900

$ 8.29	$8.79	$7.68	$5.50	$7.95	$1.00

$8,395	$61,910	$17,787	$7,490	$9,246	$165,217

See notes to financial statements.

Annual Report	34

October 31, 2002
(Amounts in 000s)

	Limited Maturity Fund	Short Bond Fund	U.S. Government Fund
ASSETS:
Investments, at value *	$283,395	$194,991	$72,559
Repurchase agreement, at cost
Foreign cash
Cash		5	2
Receivable for:
Interest and dividends	1,189	1,973	791
Paydowns	52	152	70
Investments sold		6,292
Fund shares sold	18	311	2
Futures, swaps and options contracts		33
Forward currency contracts
Receivable from Advisor (Note 3)
Other assets	27	22	9

Total Assets	284,681	203,779	73,433

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts
Investments purchased		20,020	6,232
Fund shares redeemed	5,448	727
Futures, swaps and options contracts
TBA sales commitments			5
Distributions payable	10	6	3
Accrued expenses:
Investment advisory fees (Note 3)	45	35	9
Administration fees (Note 3)	17	13	5
Trustee fees and expenses	6	4	2
Other liabilities	57	41	26

Total Liabilities	5,583	20,846	6,282

NET ASSETS	$279,098	$182,933	$67,151

NET ASSETS:
Paid in capital	$278,650	$177,783	$63,508
Undistributed net investment income	281	8	7
Distributions in excess of net investment income
Undistributed net realized gains (losses) from investments	(202)	1,977	1,216
Accumulated distribution in excess of realized gain (loss)
Net unrealized appreciation (depreciation) from:
Investments	369	3,165	2,420
Translation of assets and liabilities in foreign currencies

NET ASSETS	$279,098	$182,933	$67,151

Outstanding shares of beneficial interest	27,821	17,615	5,880

NET ASSET VALUE - offering and redemption price per share in whole dollars	$10.03	$10.39	$11.42

* Investments, at cost	$283,026	$192,214	$70,139

See notes to financial statements.

35	Paydenfunds

GNMA Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund	Short Duration Tax Exempt Fund	Tax Exempt Bond Fund	California Municipal Income Fund

$244,541	$372,839	$248,325	$220,368	$16,227	$26,248	$27,829

			79
	69

947	2,481	2,772	5,853	224	310	380
73
43,549	8,673	17,459			1,142
471	189	9	2	3
	17	13	13

27	27	37	33	7	9	4

289,608	384,295	268,615	226,348	16,461	27,709	28,213

2
		7	16
127,126	122,635	77,202			1,385
61				4	32
	101	89	86
87	49	30
89				1	29	3

25	69	49	66		3	4
11	17	14	15	1	2	2
4	6	5	6		1	1
45	155	52	52	22	21	23

127,450	123,032	77,448	241	28	1,473	33

$162,158	$261,263	$191,167	$226,107	$16,433	$26,236	$28,180

$157,198	$259,970	$184,852	$282,596	$16,107	$25,563	$25,955
312	216	206	710

1,015	(4,790)	2,116	(43,446)	74	(303)	550

3,633	5,867	3,960	(14,009)	252	976	1,675
		33	256

$162,158	$261,263	$191,167	$226,107	$16,433	$26,236	$28,180

15,359	24,987	18,746	30,396	1,627	2,567	2,701

$10.56	$10.46	$10.20	$7.44	$10.10	$10.22	$10.43

$240,908	$366,888	$244,247	$234,033	$15,975	$25,272	$26,154

See notes to financial statements.

Annual Report	36

Period ended October 31, 2002
(Amounts in 000s)

	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$2,826	$12,285	$3,625
Dividend income
Income from affiliated investment (Note 2)	49	290	40
Foreign tax withholdings		(18)	(3)

Investment Income	2,875	12,557	3,662

EXPENSES:
Investment advisory fees (Note 3)	174	928	200
Administration fees (Note 3)	46	247	35
Custodian fees	21	88	21
Transfer agent fees	18	67	22
Registration and filing fees	15	22	11
Trustee fees and expenses	6	34	5
Printing and mailing costs	5	27	4
Legal fees	2	10	1
Accounting fees	18	101	15
Insurance	6	19	2
Audit fees	26	42	25
Other expenses	4	23	10
Expenses previously deferred (Note 3)			10

Gross Expenses	341	1,608	361
Custodian credits (Note 2)	(1)	(2)
Expense subsidy (Note 3)	(51)		(6)

Net Expenses	289	1,606	355

Net Investment Income	2,586	10,951	3,307

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(688)	7,399	(1,789)
Foreign currency transactions	529	(13,599)	(129)
Futures, options and swap contracts		369
Change in net unrealized appreciation (depreciation) from:
Investments	138	(9,172)	1,645
Translation of assets and liabilities in foreign currencies	573	12,347	5
Futures, options and swap contracts		43	89

Net Realized and Unrealized Gains (Losses)	552	(2,613)	(179)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,138	$8,338	$3,128

See notes to financial statements.

37	Paydenfunds

Global Balanced Fund	Growth & Income Fund	Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Bunker Hill Money Market Fund

$153	$3	$610	$2		$5,592
68	1,579		75	$100
8	207	27	17	19
(6)			(1)

223	1,789	637	93	119	5,592

41	360	56	66	91	395
7	58	16	9	12	211
26	8	12	11	21	25
14	162	22	13	21	128
11	14	14	10	11	5
1	9	3	1	2	29
1	4	2	1	1	17
	2	1			9
3	23	7	4	5	88
	4	2	1	1	7
25	22	21	21	21	25
14	6	9	2	3	12

143	672	165	139	189	951
					(3)
(86)	(131)	(75)	(51)	(68)	(164)

57	541	90	88	121	784

166	1,248	547	5	(2)	4,808

(558)	(7,153)	19	(2,790)	(2,432)	(219)
173			2
184	(11)	(5,651)	563	508

(262)	(1,010)	(132)	635	144
261			(10)
(45)		2,095	8

(247)	(8,174)	(3,669)	(1,592)	(1,780)	(219)

$(81)	$(6,926)	$(3,122)	$(1,587)	$(1,782)	$4,589

See notes to financial statements.

Annual Report	38

Period ended October 31, 2002
(Amounts in 000s)

	Limited Maturity Fund	Short Bond Fund	U.S. Government Fund
INVESTMENT INCOME:
Interest income (Note 2)	$7,093	$5,399	$2,565
Dividend income
Income from affiliated investment (Note 2)	225	73	26
Foreign tax withholdings

Investment Income	7,318	5,472	2,591

EXPENSES:
Investment advisory fees (Note 3)	633	391	160
Administration fees (Note 3)	180	112	46
Custodian fees	24	20	11
Transfer agent fees	35	26	19
Registration and filing fees	17	15	13
Trustee fees and expenses	24	14	6
Printing and mailing costs	24	16	5
Legal fees	7	4	2
Accounting fees	74	45	19
Insurance	7	3	3
Audit fees	25	23	22
Other expenses	19	14	7
Expenses previously deferred (Note 3)

Gross Expenses	1,069	683	313
Custodian credits (Note 2)	(6)	(1)
Expense subsidy (Note 3)	(160)	(123)	(84)

Net Expenses	903	559	229

Net Investment Income	6,415	4,913	2,362

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	80	1,729	1,719
Foreign currency transactions
Futures, options and swap contracts		638
Change in net unrealized appreciation (depreciation) from:
Investments	(1,124)	632	(811)
Translation of assets and liabilities in foreign currencies
Futures, options and swap contracts		135

Net Realized and Unrealized Gains (Losses)	(1,044)	3,134	908

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,371	$8,047	$3,270

See notes to financial statements.

39	Paydenfunds

GNMA Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund	Short Duration Tax Exempt Fund	Tax Exempt Bond Fund	California Municipal Income Fund

$7,770	$10,356	$14,143	$20,403	$537	$1,071	$1,332

120	264	180	235

7,890	10,620	14,323	20,638	537	1,071	1,332

341	592	659	819	48	84	103
101	169	188	187	12	21	26
21	37	60	25	3	3	4
71	27	21	30	15	14	14
6	13	19		10	15
13	23	26	25	2	3	4
9	27	19	22	1	2	3
4	7	8	7		1	1
38	70	77	74	5	9	11
5	4	12	13	1	1	2
23	25	26	24	21	21	21
9	24	30	3	8	7	8
	40

641	1,058	1,145	1,229	126	181	197
(3)		(1)	(2)
(196)				(51)	(50)	(36)

442	1,058	1,144	1,227	75	131	161

7,448	9,562	13,179	19,411	462	940	1,171

1,333	6,617	6,909	(10,933)	74	582	676
	(39)	(414)	(229)
	211	523	(16)

(2,177)	1,175	(6,959)	(10,632)	(93)	(152)	(487)
		265	179
	(67)	(14)	(24)

(844)	7,897	310	(21,665)	(19)	430	189

$6,604	$17,459	$13,489	$(2,244)	$443	$1,370	$1,360

See notes to financial statements.

Annual Report	40

Periods ended October 31, 2002
(Amounts in 000s)

	Global Short Bond Fund		Global Fixed Income Fund
	2002	2001	2002	2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,586	$3,051	$10,951	$15,508
Net realized gains (losses) on investments	(159)	(621)	(5,831)	15,705
Change in net unrealized appreciation (depreciation)	711	3,711	3,218	10,639

Change in Net Assets Resulting from Operations	3,138	6,141	8,338	41,852

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,016)	(2,279)	(1,167)	(25,945)
In excess of net investment income
Net realized gains from investments
In excess of net realized gains from investments
Return of capital			(15,259)

Change in Net Assets from Distributions to Shareholders	(2,016)	(2,279)	(16,426)	(25,945)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	37,083	18,759	94,951	85,813
Reinvestment of distributions	1,956	1,811	14,691	22,389
Cost of fund shares redeemed	(26,762)	(122,162)	(197,423)	(285,198)

Change in Net Assets from Capital Transactions	12,277	(101,592)	(87,781)	(176,996)

Total Change in Net Assets	13,399	(97,730)	(95,869)	(161,089)

NET ASSETS:
Beginning of period	56,302	154,032	362,308	523,397

End of period	$69,701	$56,302	$266,439	$362,308

Undistributed net investment income	$—	$—	$—	$4,710

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	5,590	16,051	34,960	52,492

Shares sold	3,689	1,913	9,472	8,388
Shares issued in reinvestment of distributions	194	186	1,475	2,191
Shares redeemed	(2,655)	(12,560)	(19,733)	(28,111)

Change in shares outstanding	1,228	(10,461)	(8,786)	(17,532)

Outstanding shares at end of period	6,818	5,590	26,174	34,960

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	75,300		353,650
Sale of investments (excluding government)	67,794		409,453
Purchase of government securities	15,700		99,409
Sale of government securities	19,798		132,027

See notes to financial statements.

41	Paydenfunds

Emerging Markets Bond Fund		Global Balanced Fund		Growth & Income Fund		Market Return Fund
2002	2001	2002	2001	2002	2001	2002	2001

$3,307	$3,975	$166	$241	$1,248	$1,314	$547	$2,456
(1,918)	(1,004)	(201)	(419)	(7,164)	130	(5,632)	(13,947)
1,739	1,804	(46)	(640)	(1,010)	(18,071)	1,963	854

3,128	4,775	(81)	(818)	(6,926)	(16,627)	(3,122)	(10,637)

(2,917)	(4,144)	(355)	(208)	(1,270)	(1,192)	(569)	(2,498)

	(944)		(878)		(21,267)
	(11)
		(30)	(189)

(2,917)	(5,099)	(385)	(1,275)	(1,270)	(22,459)	(569)	(2,498)

52,057	11,642	2,942	270	10,821	16,406	5,761	5,807
2,596	4,881	385	1,275	1,252	21,973	558	2,418
(14,646)	(35,955)	(3,653)	(1,006)	(28,251)	(26,613)	(5,113)	(34,295)

40,007	(19,432)	(326)	539	(16,178)	11,766	1,206	(26,070)

40,218	(19,756)	(792)	(1,554)	(24,374)	(27,320)	(2,485)	(39,205)

29,506	49,262	8,492	10,046	76,889	104,209	19,826	59,031

$69,724	$29,506	$7,700	$8,492	$52,515	$76,889	$17,341	$19,826

$476	$276	$—	$—	$98	$120	$25	$25

2,698	4,421	961	913	7,629	6,675	2,134	4,534

4,520	1,036	351	29	1,019	1,452	636	532
233	444	44	131	127	1,772	61	219
(1,293)	(3,203)	(427)	(112)	(2,803)	(2,270)	(574)	(3,151)

3,460	(1,723)	(32)	48	(1,657)	954	123	(2,400)

6,158	2,698	929	961	5,972	7,629	2,257	2,134

86,364		3,677		32,057		12,863
53,197		4,834		33,463		10,758
—		645		—		8,099
1,784		1,145		—		8,289

See notes to financial statements.

Annual Report	42

Periods ended October 31, 2002
(Amounts in 000s)

	U.S. Growth Leaders Fund		Small Cap Leaders Fund
	2002	2001	2002	2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$5	$147	$(2)	$147
Net realized gains (losses) on investments	(2,225)	(6,293)	(1,924)	(861)
Change in net unrealized appreciation (depreciation)	633	(1,588)	144	(989)

Change in Net Assets Resulting from Operations	(1,587)	(7,734)	(1,782)	(1,703)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(25)	(209)	(37)	(171)
In excess of net investment income
Net realized gains from investments		(364)		(1,213)
In excess of net realized gains from investments		(44)
Return of capital	(47)

Change in Net Assets from Distributions to Shareholders	(72)	(617)	(37)	(1,384)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	2,239	3,591	5,206	5,213
Reinvestment of distributions	70	606	35	1,377
Cost of fund shares redeemed	(5,245)	(3,106)	(10,124)	(7,551)

Change in Net Assets from Capital Transactions	(2,936)	1,091	(4,883)	(961)

Total Change in Net Assets	(4,595)	(7,260)	(6,702)	(4,048)

NET ASSETS:
Beginning of period	11,700	18,960	16,809	20,857

End of period	$7,105	$11,700	$10,107	$16,809

Undistributed net investment income	$—	$21	$—	$37

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,802	1,660	1,779	1,794

Shares sold	353	430	552	546
Shares issued in reinvestment of distributions	10	67	3	141
Shares redeemed	(873)	(355)	(1,063)	(702)

Change in shares outstanding	(510)	142	(508)	(15)

Outstanding shares at end of period	1,292	1,802	1,271	1,779

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	44,269		72,738
Sale of investments (excluding government)	45,355		77,285
Purchase of government securities	—		—
Sale of government securities	—		—

See notes to financial statements.

43	Paydenfunds

Bunker Hill Money Market Fund		Limited Maturity Fund		Short Bond Fund		U.S. Government Fund
2002	2001	2002	2001	2002	2001	2002	2001

$4,808	$11,276	$6,415	$9,154	$4,913	$3,823	$2,362	$3,058
(219)	140	80	1,617	2,367	1,727	1,719	1,399
		(1,124)	1,318	767	2,278	(811)	2,841

4,589	11,416	5,371	12,089	8,047	7,828	3,270	7,298

(4,770)	(11,276)	(6,492)	(9,154)	(4,931)	(3,823)	(2,379)	(3,058)

	(140)	(993)

(4,770)	(11,416)	(7,485)	(9,154)	(4,931)	(3,823)	(2,379)	(3,058)

26,271,535	16,431,987	447,040	254,085	189,946	22,395	24,732	8,804
1,423	6,455	6,242	8,933	4,816	3,792	2,338	3,046
(26,444,347)	(16,264,083)	(374,449)	(242,398)	(98,161)	(13,933)	(24,076)	(21,258)

(171,389)	174,359	78,833	20,620	96,601	12,254	2,994	(9,408)

(171,570)	174,359	76,719	23,555	99,717	16,259	3,885	(5,168)

375,289	200,930	202,379	178,824	83,216	66,957	63,266	68,434

$203,719	$375,289	$279,098	$202,379	$182,933	$83,216	$67,151	$63,266

$38	$—	$281	$—	$8	$—	$7	$—

375,289	200,930	19,954	17,940	8,128	6,911	5,630	6,535

26,271,535	16,431,987	44,514	25,199	18,604	2,238	2,201	799
1,423	6,455	622	886	471	380	210	281
(26,444,347)	(16,264,083)	(37,269)	(24,071)	(9,588)	(1,401)	(2,161)	(1,985)

(171,389)	174,359	7,867	2,014	9,487	1,217	250	(905)

203,900	375,289	27,821	19,954	17,615	8,128	5,880	5,630

—		111,027		108,217		—
—		75,167		63,958		—
—		138,293		190,325		125,271
—		98,027		141,397		132,445

See notes to financial statements.

Annual Report	44

Periods ended October 31, 2002
(Amounts in 000s)

	GNMA Fund		Core Bond Fund
	2002	2001	2002	2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$7,448	$8,754	$9,562	$4,923
Net realized gains (losses) on investments	1,333	3,554	6,789	3,838
Change in net unrealized appreciation (depreciation)	(2,177)	4,668	1,108	4,725

Change in Net Assets Resulting from Operations	6,604	16,976	17,459	13,486

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(7,448)	(8,753)	(9,501)	(4,840)
In excess of net investment income
Net realized gains from investments	(3,560)	(73)
In excess of net realized gains from investments
Return of capital

Change in Net Assets from Distributions to Shareholders	(11,008)	(8,826)	(9,501)	(4,840)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	137,933	56,244	160,853	107,611
Reinvestment of distributions	4,633	4,667	9,428	4,737
Cost of fund shares redeemed	(122,300)	(36,167)	(66,923)	(48,290)

Change in Net Assets from Capital Transactions	20,266	24,744	103,358	64,058

Total Change in Net Assets	15,862	32,894	111,316	72,704

NET ASSETS:
Beginning of period	146,296	113,402	149,947	77,243

End of period	$162,158	$146,296	$261,263	$149,947

Undistributed net investment income	$312	$—	$216	$175

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	13,589	11,172	14,714	8,302

Shares sold	13,215	5,372	15,924	10,962
Shares issued in reinvestment of distributions	445	446	932	488
Shares redeemed	(11,890)	(3,401)	(6,583)	(5,038)

Change in shares outstanding	1,770	2,417	10,273	6,412

Outstanding shares at end of period	15,359	13,589	24,987	14,714

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	210,391		257,242
Sale of investments (excluding government)	145,786		166,506
Purchase of government securities	39,575		1,348,789
Sale of government securities	45,439		1,306,196

See notes to financial statements.

45	Paydenfunds

Opportunity Bond Fund		High Income Fund		Short Duration Tax Exempt Fund		Tax Exempt Bond Fund		California Municipal Income Fund
2002	2001	2002	2001	2002	2001	2002	2001	2002	2001

$13,179	$20,033	$19,411	$14,165	$462	$537	$940	$1,054	$1,171	$1,459
7,018	6,861	(11,178)	(23,188)	74	39	582	595	676	401
(6,708)	13,450	(10,477)	8,010	(93)	339	(152)	626	(487)	1,401

13,489	40,344	(2,244)	(1,013)	443	915	1,370	2,275	1,360	3,261

(13,179)	(19,256)	(20,858)	(13,147)	(462)	(537)	(940)	(1,054)	(1,169)	(1,458)

				(11)

(13,179)	(19,256)	(20,858)	(13,147)	(473)	(537)	(940)	(1,054)	(1,169)	(1,458)

26,396	88,107	80,481	126,986	8,818	10,098	5,714	6,329	3,789	4,912
12,503	18,397	19,333	12,442	435	481	631	690	1,071	1,314
(135,305)	(150,579)	(69,132)	(46,232)	(10,694)	(6,430)	(6,632)	(6,904)	(10,564)	(9,128)

(96,406)	(44,075)	30,682	93,196	(1,441)	4,149	(287)	115	(5,704)	(2,902)

(96,096)	(22,987)	7,580	79,036	(1,471)	4,527	143	1,336	(5,513)	(1,099)

287,263	310,250	218,527	139,491	17,904	13,377	26,093	24,757	33,693	34,792

$191,167	$287,263	$226,107	$218,527	$16,433	$17,904	$26,236	$26,093	$28,180	$33,693

$206	$392	$710	$2,016	$—	$—	$—	$—	$—	$(1)

28,315	32,668	26,681	15,921	1,770	1,356	2,594	2,585	3,233	3,503

2,631	8,989	9,912	14,832	874	1,009	571	643	363	491
1,243	1,873	2,446	1,497	43	48	63	70	104	129
(13,443)	(15,215)	(8,643)	(5,569)	(1,060)	(643)	(661)	(704)	(999)	(890)

(9,569)	(4,353)	3,715	10,760	(143)	414	(27)	9	(532)	(270)

18,746	28,315	30,396	26,681	1,627	1,770	2,567	2,594	2,701	3,233

253,416		140,778		7,930		27,168		11,086
295,813		90,463		8,615		28,476		16,620
1,583,531		3,575		—		—		—
1,625,694		12,335		—		—		—

See notes to financial statements.

Annual Report	46

Year ended October 31, 2002
(Amounts in 000s)

	GNMA Fund	Core Bond Fund	Opportunity Bond Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$7,448	$9,562	$13,179
Adjustments to reconcile net investment income to net cash from operating activities:
Change in interest and dividends receivable	(24)	(431)	1,863
Change in paydown receivable	149
Amortization/accretion	(1)	52	(11)
TBA commitment income	(1,833)	(2,450)	(2,385)
Change in other assets	(17)	(18)	(16)
Change in other liabilities	(10)	167	(53)
Purchase of investments	(2,207,289)	(5,130,019)	(4,237,703)
Proceeds from the sale and maturity of investments	2,140,144	4,996,384	4,302,305
Payments for futures variation		(210)	525
Change in forward exchange contracts		44	(1,110)
Proceeds from paydowns	50,183	19,071	26,187

Net Cash From Operating Activities	(11,250)	(107,848)	102,781

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for fund shares redeemed	(122,406)	(66,934)	(135,317)
Proceeds from fund shares sold	137,477	160,664	26,388
Cash paid for dividends and capital gains	(6,648)	(73)	(676)
Purchase of TBA transactions	(879,605)	(906,155)	(888,899)
Proceeds from sale of TBA transactions	882,430	920,446	895,801

Net Cash From Financing Activities	11,248	107,948	(102,703)

CHANGE IN CASH	(2)	100	78

Beginning Cash	0	(31)	(78)

Ending Cash	(2)	69	0

Non Cash Financing	4,633	9,428	12,503
See notes to financial statements.

47	Paydenfunds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	48

October 31, 2002

1.    Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market and High Income Funds, has been classified as non-diversified.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with original maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are amortized or accreted. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Effective November 1, 2001, the Paydenfunds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (“Audit Guide”), as revised, and began amortizing premiums and accreting discounts on all fixed income securities. Prior to November 1, 2001, the Funds did not amortize premiums and accrete discounts on certain securities. The cumulative effect of this accounting change (“cumulative effect”) did not impact net assets in total, but did change the cost of securities and the related unrealized appreciation/depreciation as of November 1, 2002 for some of the Funds. Periods prior to adoption have not been restated. The cumulative effect and the effect of this accounting change on interest income, on unrealized appreciation (depreciation), and on realized gains and losses for the year ended October 31, 2002 for each Fund is presented in the table below.

49	Paydenfunds

October 31, 2002

Also effective November 1, 2001, the Funds adopted provisions of the Audit Guide requiring that paydown gains (losses) on mortgage and asset backed securities be included in interest income. In fiscal 2001, paydown gains (losses) were included as a component of realized gains (losses) on investments. The effect of this change on interest income for the year ended October 31, 2002 for each Fund affected by the change is presented in the table below.

	Cumulative Effect	Interest Income	Unrealized Appreciation (Depreciation)	Realized Gains (Losses)	Paydown Gains (Losses)
Global Short Bond	$4,687	$(2,888)	$(48)	$(1,752)	$(551)
Global Fixed Income	14,555	(29,414)	14,859		8,856
Emerging Markets Bond	(57,043)	(31,688)	81,992	6,739	2,352
Global Balanced	404	(404)
Market Return	4,931	(4,931)			16,026
Limited Maturity	77,241	(77,241)			281,523
Short Bond	18,052	(18,052)
U.S. Government	17,731	(17,731)			7,399
GNMA					311,579
Core Bond	(219)	(13,007)	13,226		7,020
Opportunity Bond	65,307	(59,934)	(24,710)	19,337
High Income	383,816	102,383	(180,382)	(305,817)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired

Annual Report	50

October 31, 2002

is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Futures Contracts

The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Global Balanced, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Opportunity Bond and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Credit Swap Contracts

The Emerging Markets Bond, Core Bond, Opportunity Bond and High Income Funds have entered into credit swap agreements. The counterparty to each agreement has agreed to pay the Funds an annuity premium which is based on a notional principal amount of a specified security in the contract. The annuity premium is received by each of the Funds until a credit event (e.g. grace period extension, obligation acceleration, repudiation/ moratorium, or restructuring) relating to the security occurs or until the termination of the swap agreement, whichever is first. If a credit event does not occur prior to the termination of the swap contract, none of the Funds will make any payment to the counterparty. If a credit event does occur, the respective Fund will pay the counterparty the notional amount at par.

Security	Annuity Premium	Counterparty
Lockheed Martin Corp., 8.20%, 12/1/09	0.68%	ABN Amro
Sears, Roebuck Acceptance Corp., 7.00%, 2/1/11	1.35%	ABN Amro
Bellsouth Corp., 6.00%, 10/15/11	1.12%	ABN Amro
United Mexican States, 8.375%, 1/14/11	1.95%	Goldman Sachs

Forward Currency Contracts

The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Opportunity Bond, High Income, Market Return and Global Balanced Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

TBA Sale Commitments

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable

51	Paydenfunds

October 31, 2002

securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underlying securities. The contract is “marked-to- market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

U.S. Government	$2,845
GNMA	1,832,505
Core Bond	2,270,208
Opportunity Bond	2,218,586

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) the Emerging Markets Bond, Global Balanced, and Growth & Income Funds, which are declared and paid quarterly, (ii) the U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (iii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying financial statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Line of Credit

The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment

Each of the Funds (except the Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statements of operations.

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Annual Report	52

October 31, 2002

Other

Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.    Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

	Adviser Fees Based on Assets				Expense Guarantee	Voluntary Expense Limit		Cumulative Deferred Expense Subsidy
	Between 0—500 Million	Between 0.5—1 Billion	Between 1—2 Billion	Over 2 Billion		Through 10/31/02	Beginning 11/1/02
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	0.50%	0.60%	$520,992
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	—
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.80%	0.90%	59,876
Global Balanced	0.50%	0.50%	0.40%	0.40%	0.85%	0.70%	n/a	454,451
Growth & Income	0.50%	0.50%	0.50%	0.30%	0.80%	0.75%	n/a	358,910
Market Return	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	0.45%	515,351
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	0.80%	n/a	212,469
Small Cap Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	0.80%	n/a	181,859
Bunker Hill Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.30%	0.30%	661,181
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	0.40%	1,333,486
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	0.50%	874,945
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	0.45%	597,663
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.35%	n/a	635,307
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	0.55%	303,013
Opportunity Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	n/a	—
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	0.60%	n/a	—
Short Duration Tax Exempt	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	0.50%	519,121
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	0.50%	578,496
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.50%	0.50%	121,042

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. Payden & Rygel also voluntarily agreed to temporarily limit each Fund’s total expenses, including advisory fees, to the percentages indicated above of each Fund’s average daily net assets on an annualized basis through October 31, 2002 (exclusive of interest and taxes). The voluntary expense limits were revised effective November 1, 2002 through October 31, 2003 and are presented in the table above.

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

For the Global Balanced Fund, the Adviser has entered into sub-advisory agreements with Metzler/Payden LLC where the Adviser passes through to the sub-adviser 100% of its advisory fee earned and payable. The sub-adviser fee does not represent a separate or additional charge to the Funds. Metzler/Payden LLC is a joint venture between the Adviser and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in

53	Paydenfunds

October 31, 2002

Frankfurt, Germany. Metzler/Payden LLC is owned on an equal basis by the Adviser and by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee on shareholders payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

4.    Name Change

On November 29, 2001 the Board of Trustees approved name changes for the Payden Investment Quality Bond Fund to the Payden Core Bond Fund and for the Payden Total Return Fund to the Payden Opportunity Bond Fund.

5.    Federal Income Taxes

For Federal income tax purposes the following Funds had capital loss carryforwards in the amount indicated at year end. The carryforwards are available to offset future capital gains, if any.

	Capital Loss Carryforwards
Amounts in 000s	Expires 2006	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Total
Global Short Bond	2,451	212	4,605			7,268
Emerging Markets Bond				756	1,665	2,421
Global Balanced				330	359	689
Growth & Income				318	6,685	7,003
Market Return			3,257	13,233	3,553	20,043
U.S. Growth Leaders				6,160	2,366	8,526
Small Cap Leaders				791	1,835	2,626
Bunker Hill Money Market					219	219
Limited Maturity					201	201
Core Bond			4,436			4,436
High Income	1,053	2,732	6,312	22,405	10,944	43,446
Tax Exempt Bond			303			303

6.    Exempt Interest Income Designation (Unaudited)

	Exempt-Interest Dividends	Exempt Interest Dividends Per Share
Short Duration Tax Exempt	$462,054	$0.31
Tax Exempt Bond	940,246	0.36
California Municipal Income	1,169,318	0.38

Annual Report	54

For a share outstanding during the periods ended October 31st

	Global Short Bond Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.07	$9.60	$9.59	$10.31	$10.17

Income (loss) from investment activities:
Net investment income	0.35	0.30	0.55	0.67	0.92
Net realized and unrealized gains (losses)	0.15	0.49		(0.41)	(0.15)

Total from investment activities	0.50	0.79	0.55	0.26	0.77

Distributions to shareholders:
From net investment income	(0.35)	(0.32)	(0.54)	(0.96)	(0.63)
In excess of net investment income
From net realized gains
Return of capital				(0.02)

Total distributions to shareholders	(0.35)	(0.32)	(0.54)	(0.98)	(0.63)

Net asset value — end of period	$10.22	$10.07	$9.60	$9.59	$10.31

Total return	5.03%	8.36%	5.93%	2.57%	7.87%

Ratios/supplemental data:
Net assets, end of period (000s)	$69,701	$56,302	$154,031	$213,593	$251,609
Ratio of gross expense to average net assets	0.59%	0.59%	0.53%	0.51%	0.51%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.44%
Ratio of investment income less gross expenses to average net assets	4.36%	4.23%	4.16%	3.89%	4.31%
Ratio of net investment income to average net assets	4.45%	4.32%	4.19%	3.90%	4.38%
Portfolio turnover rate	166%	272%	143%	175%	245%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	4.46%
The Fund commenced operations on September 18, 1996.

	Global Fixed Income Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.36	$9.97	$9.86	$10.91	$10.16

Income (loss) from investment activities:
Net investment income	(0.09)	0.85	0.49	0.76	0.45
Net realized and unrealized gains (losses)	0.43	0.25	0.16	(0.69)	0.72

Total from investment activities	0.34	1.10	0.65	0.07	1.17

Distributions to shareholders:
From net investment income	(0.04)	(0.71)	(0.50)	(0.79)	(0.42)
In excess of net investment income
From net realized gains			(0.04)	(0.33)
Return of capital	(0.48)

Total distributions to shareholders	(0.52)	(0.71)	(0.54)	(1.12)	(0.42)

Net asset value — end of period	$10.18	$10.36	$9.97	$9.86	$10.91

Total return	3.45%	11.42%	6.96%	0.56%	11.81%

Ratios/supplemental data:
Net assets, end of period (000s)	$266,439	$362,308	$523,397	$489,687	$524,650
Ratio of gross expense to average net assets	0.52%	0.53%	0.51%	0.49%	0.49%
Ratio of net expense to average net assets	0.52%	0.53%	0.51%	0.49%	0.49%
Ratio of investment income less gross expenses to average net assets	3.56%	4.03%	4.68%	4.48%	5.13%
Ratio of net investment income to average net assets	3.56%	4.03%	4.68%	4.48%	5.13%
Portfolio turnover rate	159%	110%	131%	104%	223%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	3.56%

The Fund commenced operations on September 1, 1992.

See notes to financial statements.

55	Paydenfunds

	Emerging Markets Bond Fund
	2002	2001	2000	1999
Net asset value — beginning of period	$10.94	$11.14	$10.51	$10.00

Income (loss) from investment activities:
Net investment income	0.74	1.21	1.05	0.83
Net realized and unrealized gains (losses)	0.38	0.04	0.79	0.43

Total from investment activities	1.12	1.25	1.84	1.26

Distributions to shareholders:
From net investment income	(0.74)	(1.24)	(1.00)	(0.75)
In excess of net investment income
From net realized gains		(0.21)	(0.21)
Return of capital

Total distributions to shareholders	(0.74)	(1.45)	(1.21)	(0.75)

Net asset value — end of period	$11.32	$10.94	$11.14	$10.51

Total return *	10.54%	11.85%	18.13%	12.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$69,724	$29,506	$49,262	$11,283
Ratio of gross expense to average net assets **	0.80%	0.84%	0.94%	1.35%
Ratio of net expense to average net assets **	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets **	7.39%	9.79%	9.42%	9.36%
Ratio of net investment income to average net assets **	7.39%	9.83%	9.56%	9.91%
Portfolio turnover rate **	134%	226%	146%	225%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	7.46%

The Fund commenced operations on December 17, 1998.

	Global Balanced Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$8.83	$11.01	$11.65	$10.84	$10.79

Income (loss) from investment activities:
Net investment income	0.39	0.24	0.30	0.02	0.20
Net realized and unrealized gains (losses)	(0.51)	(1.05)	0.31	1.65	0.63

Total from investment activities	(0.12)	(0.81)	0.61	1.67	0.83

Distributions to shareholders:
From net investment income	(0.39)	(0.20)	(0.30)		(0.17)
In excess of net investment income
From net realized gains		(0.97)	(0.95)	(0.86)	(0.61)
Return of capital	(0.03)	(0.20)

Total distributions to shareholders	(0.42)	(1.37)	(1.25)	(0.86)	(0.78)

Net asset value — end of period	$8.29	$8.83	$11.01	$11.65	$10.84

Total return	(1.48)%	(8.14)%	4.08%	15.85%	8.21%

Ratios/supplemental data:
Net assets, end of period (000s)	$7,700	$8,492	$10,046	$8,624	$7,078
Ratio of gross expense to average net assets	1.76%	1.48%	1.46%	1.56%	1.43%
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of investment income less gross expenses to average net assets	0.97%	1.74%	1.87%	1.53%	2.37%
Ratio of net investment income to average net assets	2.02%	2.52%	2.63%	2.39%	3.11%
Portfolio turnover rate	58%	43%	82%	60%	156%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	2.03%

The Fund commenced operations on December 9, 1996.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	56

For a share outstanding during the periods ended October 31st

	Growth & Income Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.08	$15.61	$16.27	$14.45	$12.77

Income (loss) from investment activities:
Net investment income	0.18	0.17	0.21	0.19	0.21
Net realized and unrealized gains (losses)	(1.29)	(2.37)	(0.14)	2.15	1.71

Total from investment activities	(1.11)	(2.20)	0.07	2.34	1.92

Distributions to shareholders:
From net investment income	(0.18)	(0.16)	(0.21)	(0.19)	(0.24)
In excess of net investment income
From net realized gains		(3.17)	(0.52)	(0.33)
Return of capital

Total distributions to shareholders	(0.18)	(3.33)	(0.73)	(0.52)	(0.24)

Net asset value — end of period	$8.79	$10.08	$15.61	$16.27	$14.45

Total return	(11.13)%	(17.84)%	0.47%	16.47%	15.15%

Ratios/supplemental data:
Net assets, end of period (000s)	$52,515	$76,889	$104,209	$268,924	$250,553
Ratio of gross expense to average net assets	0.93%	0.85%	0.79%	0.75%	0.77%
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.75%	0.54%
Ratio of investment income less gross expenses to average net assets	1.56%	1.35%	1.25%	1.19%	1.32%
Ratio of net investment income to average net assets	1.74%	1.45%	1.29%	1.19%	1.55%
Portfolio turnover rate	54%	12%	72%	5%	10%

The Fund commenced operations on November 1, 1996.

	Market Return Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$9.29	$13.02	$14.94	$13.31	$12.80

Income (loss) from investment activities:
Net investment income	0.26	0.66	0.84	0.76	0.73
Net realized and unrealized gains (losses)	(1.61)	(3.73)	(0.38)	2.37	1.46

Total from investment activities	(1.35)	(3.07)	0.46	3.13	2.19

Distributions to shareholders:
From net investment income	(0.26)	(0.66)	(0.84)	(0.77)	(0.71)
In excess of net investment income
From net realized gains			(1.54)	(0.73)	(0.97)
Return of capital

Total distributions to shareholders	(0.26)	(0.66)	(2.38)	(1.50)	(1.68)

Net asset value — end of period	$7.68	$9.29	$13.02	$14.94	$13.31

Total return	(14.98)%	(24.13)%	3.15%	24.41%	18.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$17,341	$19,826	$59,031	$82,969	$43,390
Ratio of gross expense to average net assets	0.82%	0.59%	0.53%	0.53%	0.69%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	2.37%	5.55%	5.75%	5.29%	5.45%
Ratio of net investment income to average net assets	2.74%	5.69%	5.83%	5.37%	5.69%
Portfolio turnover rate	129%	92%	96%	113%	48%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	2.77%

The Fund commenced operations on December 1, 1995.

See notes to financial statements.

57	Paydenfunds

	U.S. Growth Leaders Fund
	2002	2001	2000	1999
Net asset value — beginning of period	$6.49	$11.42	$10.53	$10.00

Income (loss) from investment activities:
Net investment income		0.08	0.07	0.03
Net realized and unrealized gains (losses)	(0.95)	(4.63)	0.95	0.50

Total from investment activities	(0.95)	(4.55)	1.02	0.53

Distributions to shareholders:
From net investment income	(0.01)	(0.12)	(0.05)
In excess of net investment income
From net realized gains		(0.23)	(0.08)
In excess of net realized gains		(0.03)
Return of capital	(0.03)

Total distributions to shareholders	(0.04)	(0.38)	(0.13)	0.00

Net asset value — end of period	$5.50	$6.49	$11.42	$10.53

Total return *	(14.79)%	(40.75)%	9.75%	5.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$7,105	$11,700	$18,959	$4,419
Ratio of gross expense to average net assets **	1.27%	1.26%	1.23%	4.61%
Ratio of net expense to average net assets **	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets **	(0.43)%	0.61%	0.52%	(2.84)%
Ratio of net investment income to average net assets **	0.04%	1.07%	0.95%	0.97%
Portfolio turnover rate **	449%	199%	229%	241%

The Fund commenced operations on June 17, 1999.

	Small Cap Leaders Fund
	2002	2001	2000
Net asset value — beginning of period	$9.45	$11.63	$10.00

Income (loss) from investment activities:
Net investment income	0.02	0.13	0.05
Net realized and unrealized gains (losses)	(1.50)	(1.45)	1.60

Total from investment activities	(1.48)	(1.32)	1.65

Distributions to shareholders:
From net investment income	(0.02)	(0.10)	(0.02)
In excess of net investment income
From net realized gains		(0.76)
Return of capital

Total distributions to shareholders	(0.02)	(0.86)	(0.02)

Net asset value — end of period	$7.95	$9.45	$11.63

Total return *	(15.70)%	(11.44)%	16.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$10,107	$16,809	$20,857
Ratio of gross expense to average net assets **	1.25%	1.11%	1.14%
Ratio of net expense to average net assets **	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets **	(0.47)%	0.56%	0.17%
Ratio of net investment income to average net assets **	(0.02)%	0.87%	0.51%
Portfolio turnover rate **	508%	251%	138%

The Fund commenced operations on December 20, 1999.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	58

For a share outstanding during the periods ended October 31st
	Bunker Hill Money Market Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.02	0.05	0.06	0.05	0.05
Net realized and unrealized gains (losses)

Total from investment activities	0.02	0.05	0.06	0.05	0.05

Distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.06)	(0.05)	(0.05)
In excess of net investment income
From net realized gains
Return of capital

Total distributions to shareholders	(0.02)	(0.05)	(0.06)	(0.05)	(0.05)

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return *	1.79%	4.83%	6.06%	4.97%	4.65%

Ratios/supplemental data:
Net assets, end of period (000s)	$203,719	$375,289	$200,930	$87,968	$26,455
Ratio of gross expense to average net assets **	0.36%	0.39%	0.39%	0.41%	0.71%
Ratio of net expense to average net assets **	0.30%	0.30%	0.30%	0.30%	0.29%
Ratio of investment income less gross expenses to average net assets **	1.78%	4.21%	5.84%	4.72%	4.81%
Ratio of net investment income to average net assets **	1.84%	4.30%	5.93%	4.83%	5.23%
Portfolio turnover rate **	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Limited Maturity Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.14	$9.97	$9.98	$10.08	$10.06

Income (loss) from investment activities:
Net investment income	0.31	0.56	0.59	0.56	0.56
Net realized and unrealized gains (losses)	(0.07)	0.17		(0.09)	0.02

Total from investment activities	0.24	0.73	0.59	0.47	0.58

Distributions to shareholders:
From net investment income	(0.30)	(0.56)	(0.60)	(0.57)	(0.56)
In excess of net investment income
From net realized gains	(0.05)
Return of capital

Total distributions to shareholders	(0.35)	(0.56)	(0.60)	(0.57)	(0.56)

Net asset value — end of period	$10.03	$10.14	$9.97	$9.98	$10.08

Total return	2.42%	7.44%	6.24%	4.71%	5.87%

Ratios/supplemental data:
Net assets, end of period (000s)	$279,098	$202,379	$178,824	$97,820	$117,042
Ratio of gross expense to average net assets	0.48%	0.51%	0.51%	0.50%	0.47%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.38%	0.29%
Ratio of investment income less gross expenses to average net assets	2.76%	5.39%	5.93%	5.44%	5.40%
Ratio of net investment income to average net assets	2.84%	5.50%	6.04%	5.56%	5.58%
Portfolio turnover rate	115%	128%	103%	60%	91%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	2.87%

The Fund commenced operations on May 1, 1994.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

59	Paydenfunds

	Short Bond Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.24	$9.69	$9.66	$9.94	$9.92

Income (loss) from investment activities:
Net investment income	0.37	0.54	0.59	0.56	0.63
Net realized and unrealized gains (losses)	0.15	0.55	0.03	(0.28)	0.02

Total from investment activities	0.52	1.09	0.62	0.28	0.65

Distributions to shareholders:
From net investment income	(0.37)	(0.54)	(0.59)	(0.56)	(0.63)
In excess of net investment income
From net realized gains
Return of capital

Total distributions to shareholders	(0.37)	(0.54)	(0.59)	(0.56)	(0.63)

Net asset value — end of period	$10.39	$10.24	$9.69	$9.66	$9.94

Total return	5.16%	11.51%	6.61%	2.89%	6.80%

Ratios/supplemental data:
Net assets, end of period (000s)	$182,933	$83,216	$66,957	$54,559	$108,661
Ratio of gross expense to average net assets	0.49%	0.54%	0.53%	0.50%	0.50%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.40%	0.30%
Ratio of investment income less gross expenses to average net assets	3.40%	5.22%	5.83%	5.58%	5.84%
Ratio of net investment income to average net assets	3.49%	5.36%	5.96%	5.68%	6.04%
Portfolio turnover rate	152%	114%	171%	171%	596%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	3.50%

The Fund commenced operations on January 1, 1994.

	U.S. Government Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$11.24	$10.47	$10.45	$10.90	$10.56

Income (loss) from investment activities:
Net investment income	0.46	0.55	0.59	0.57	0.56
Net realized and unrealized gains (losses)	0.18	0.77	0.05	(0.39)	0.33

Total from investment activities	0.64	1.32	0.64	0.18	0.89

Distributions to shareholders:
From net investment income	(0.46)	(0.55)	(0.60)	(0.57)	(0.55)
In excess of net investment income
From net realized gains			(0.02)	(0.06)
Return of capital

Total distributions to shareholders	(0.46)	(0.55)	(0.62)	(0.63)	(0.55)

Net asset value — end of period	$11.42	$11.24	$10.47	$10.45	$10.90

Total return	5.93%	12.95%	6.33%	1.76%	8.60%

Ratios/supplemental data:
Net assets, end of period (000s)	$67,151	$63,266	$68,434	$72,535	$71,855
Ratio of gross expense to average net assets	0.55%	0.53%	0.53%	0.50%	0.54%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.40%	0.34%
Ratio of investment income less gross expenses to average net assets	3.96%	4.98%	5.57%	5.29%	5.18%
Ratio of net investment income to average net assets	4.11%	5.11%	5.70%	5.39%	5.38%
Portfolio turnover rate	217%	215%	138%	128%	287%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	4.13%

The Fund commenced operations on January 1, 1995.

See notes to financial statements.

Annual Report	60

For a share outstanding during the periods ended October 31st
	GNMA Fund
	2002	2001	2000	1999
Net asset value — beginning of period	$10.77	$10.15	$10.11	$10.00

Income (loss) from investment activities:
Net investment income	0.64	0.65	0.69	0.09
Net realized and unrealized gains (losses)	0.02	0.63	0.05	0.10

Total from investment activities	0.66	1.28	0.74	0.19

Distributions to shareholders:
From net investment income	(0.62)	(0.65)	(0.70)	(0.08)
In excess of net investment income
From net realized gains	(0.25)	(0.01)
Return of capital

Total distributions to shareholders	(0.87)	(0.66)	(0.70)	(0.08)

Net asset value — end of period	$10.56	$10.77	$10.15	$10.11

Total return *	6.59%	13.00%	7.79%	1.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$162,158	$146,296	$113,402	$121,161
Ratio of gross expense to average net assets **	0.51%	0.50%	0.48%	0.90%
Ratio of net expense to average net assets **	0.35%	0.35%	0.35%	0.35%
Ratio of investment income less gross expenses to average net assets **	5.72%	6.09%	6.75%	5.41%
Ratio of net investment income to average net assets **	5.88%	6.24%	6.88%	5.96%
Portfolio turnover rate **	104%	71%	53%	94%

The Fund commenced operations on August 27, 1999.

	Core Bond Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.19	$9.30	$9.44	$10.17	$10.01

Income (loss) from investment activities:
Net investment income	0.45	0.55	0.63	0.58	0.60
Net realized and unrealized gains (losses)	0.27	0.88	(0.13)	(0.65)	0.20

Total from investment activities	0.72	1.43	0.50	(0.07)	0.80

Distributions to shareholders:
From net investment income	(0.45)	(0.54)	(0.64)	(0.58)	(0.59)
In excess of net investment income
From net realized gains				(0.08)	(0.05)
Return of capital

Total distributions to shareholders	(0.45)	(0.54)	(0.64)	(0.66)	(0.64)

Net asset value — end of period	$10.46	$10.19	$9.30	$9.44	$10.17

Total return	7.37%	15.70%	5.74%	(0.71)%	8.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$261,263	$149,947	$77,243	$195,228	$173,974
Ratio of gross expense to average net assets	0.50%	0.54%	0.51%	0.50%	0.50%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.44%
Ratio of investment income less gross expenses to average net assets	4.50%	5.59%	6.58%	6.06%	6.06%
Ratio of net investment income to average net assets	4.50%	5.63%	6.59%	6.06%	6.12%
Portfolio turnover rate	582%	787%	161%	67%	156%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	4.51%

The Fund commenced operations on January 1, 1994.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

61	Paydenfunds

	Opportunity Bond Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.15	$9.50	$9.67	$10.23	$10.25

Income (loss) from investment activities:
Net investment income	0.58	0.59	0.68	0.66	0.57
Net realized and unrealized gains (losses)	0.05	0.65	(0.16)	(0.60)	0.20

Total from investment activities	0.63	1.24	0.52	0.06	0.77

Distributions to shareholders:
From net investment income	(0.58)	(0.59)	(0.69)	(0.57)	(0.58)
In excess of net investment income					(0.13)
From net realized gains				(0.05)	(0.08)
Return of capital

Total distributions to shareholders	(0.58)	(0.59)	(0.69)	(0.62)	(0.79)

Net asset value — end of period	$10.20	$10.15	$9.50	$9.67	$10.23

Total return	6.45%	13.38%	5.60%	0.55%	7.72%

Ratios/supplemental data:
Net assets, end of period (000s)	$191,167	$287,263	$310,250	$230,440	$174,612
Ratio of gross expense to average net assets	0.49%	0.49%	0.50%	0.50%	0.52%
Ratio of net expense to average net assets	0.49%	0.48%	0.50%	0.50%	0.44%
Ratio of investment income less gross expenses to average net assets	5.62%	6.13%	6.90%	5.58%	5.99%
Ratio of net investment income to average net assets	5.62%	6.14%	6.90%	5.58%	6.07%
Portfolio turnover rate	648%	434%	164%	45%	208%
Audit guide changes related to amortization/accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	5.64%

The Fund commenced operations on December 9, 1996.
	High Income Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$8.19	$8.76	$9.52	$9.77	$10.00

Income (loss) from investment activities:
Net investment income	0.65	0.65	0.85	0.89	0.47
Net realized and unrealized gains (losses)	(0.68)	(0.53)	(0.78)	(0.34)	(0.34)

Total from investment activities	(0.03)	0.12	0.07	0.55	0.13

Distributions to shareholder:
From net investment income	(0.72)	(0.69)	(0.83)	(0.80)	(0.36)
In excess of net investment income
From net realized gains
Return of capital

Total distributions to shareholders	(0.72)	(0.69)	(0.83)	(0.80)	(0.36)

Net asset value — end of period	$7.44	$8.19	$8.76	$9.52	$9.77

Total return *	(0.59)%	1.38%	0.59%	5.65%	1.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$226,107	$218,527	$139,491	$109,297	$91,669
Ratio of gross expense to average net assets **	0.52%	0.58%	0.57%	0.55%	0.71%
Ratio of net expense to average net assets **	0.52%	0.57%	0.57%	0.55%	0.54%
Ratio of investment income less gross expenses to average net assets **	8.30%	8.56%	8.81%	7.99%	7.58%
Ratio of net investment income to average net assets **	8.30%	8.57%	8.81%	7.99%	7.75%
Portfolio turnover rate **	48%	74%	87%	68%	134%
Audit guide changes related to amortization accretion (Note 2):
Effects on net investment income per share	0.00
Ratio of net investment income to average net assets prior to adoption	8.25%

The Fund commenced operations on December 30, 1997.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	62

For a share outstanding during the periods ended October 31st
	Short Duration Tax Exempt Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.12	$9.87	$9.87	$10.11	$10.08

Income (loss) from investment activities:
Net investment income	0.31	0.36	0.39	0.37	0.42
Net realized and unrealized gains (losses)	(0.01)	0.25	0.02	(0.15)	0.03

Total from investment activities	0.30	0.61	0.41	0.22	0.45

Distributions to shareholders:
From net investment income	(0.31)	(0.36)	(0.39)	(0.37)	(0.41)
In excess of net investment income
From net realized gains	(0.01)		(0.02)	(0.09)	(0.01)
Return of capital

Total distributions to shareholders	(0.32)	(0.36)	(0.41)	(0.46)	(0.42)

Net asset value — end of period	$10.10	$10.12	$9.87	$9.87	$10.11

Total return	3.04%	6.31%	4.18%	2.29%	4.55%

Ratios/supplemental data:
Net assets, end of period (000s)	$16,433	$17,904	$13,377	$15,061	$16,825
Ratio of gross expense to average net assets	0.84%	0.85%	0.86%	0.85%	0.68%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.44%
Ratio of investment income less gross expenses to average net assets	2.74%	3.21%	3.57%	3.27%	3.75%
Ratio of net investment income to average net assets	3.08%	3.56%	3.93%	3.62%	3.99%
Portfolio turnover rate	58%	55%	73%	54%	53%

The Fund commenced operations on September 1, 1994.

	Tax Exempt Bond Fund
	2002	2001	2000	1999	1998
Net asset value — beginning of period	$10.06	$9.58	$9.43	$9.92	$9.71

Income (loss) from investment activities:
Net investment income	0.36	0.42	0.45	0.42	0.40
Net realized and unrealized gains (losses)	0.16	0.48	0.16	(0.49)	0.20

Total from investment activities	0.52	0.90	0.61	(0.07)	0.60

Distributions to shareholders:
From net investment income	(0.36)	(0.42)	(0.46)	(0.42)	(0.39)
In excess of net investment income
From net realized gains
Return of capital

Total distributions to shareholders	(0.36)	(0.42)	(0.46)	(0.42)	(0.39)

Net asset value — end of period	$10.22	$10.06	$9.58	$9.43	$9.92

Total return	5.30%	9.63%	6.70%	(0.81)%	6.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$26,236	$26,093	$24,757	$46,452	$67,889
Ratio of gross expense to average net assets	0.69%	0.68%	0.69%	0.57%	0.57%
Ratio of net expense to average net assets	0.50%	0.50%	0.52%	0.50%	0.49%
Ratio of investment income less gross expenses to average net assets	3.39%	4.10%	4.51%	4.07%	4.00%
Ratio of net investment income to average net assets	3.58%	4.28%	4.68%	4.14%	4.08%
Portfolio turnover rate	114%	78%	63%	28%	36%

The Fund commenced operations on December 21, 1993.

See notes to financial statements.

63	Paydenfunds

	California Municipal Income Fund
	2002	2001	2000	1999
Net asset value — beginning of period	$10.42	$9.93	$9.62	$10.00

Income (loss) from investment activities:
Net investment income	0.38	0.40	0.40	0.26
Net realized and unrealized gains (losses)	0.01	0.49	0.32	(0.38)

Total from investment activities	0.39	0.89	0.72	(0.12)

Distributions to shareholders:
From net investment income	(0.38)	(0.40)	(0.41)	(0.26)
In excess of net investment income
From net realized gains
Return of capital

Total distributions to shareholders	(0.38)	(0.40)	(0.41)	(0.26)

Net asset value — end of period	$10.43	$10.42	$9.93	$9.62

Total return *	3.81%	9.12%	7.68%	(1.22)%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,180	$33,693	$34,792	$28,690
Ratio of gross expense to average net assets **	0.61%	0.61%	0.60%	0.77%
Ratio of net expense to average net assets **	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets **	3.53%	3.81%	4.12%	3.17%
Ratio of net investment income to average net assets **	3.64%	3.92%	4.22%	3.44%
Portfolio turnover rate **	36%	31%	101%	39%

The Fund commenced operations on December 17, 1998.
*	Not annualized for periods less than 1 year
**	Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	64

To the Shareholders and Board of Trustees
Payden & Rygel Investment Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden & Rygel Investment Group (the “Funds”), including Global Short Bond Fund, Global Fixed Income Fund, Emerging Markets Bond Fund, Global Balanced Fund, Growth & Income Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Core Bond Fund (formerly, Investment Quality Bond Fund), Opportunity Bond Fund (formerly, Total Return Fund), High Income Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, and California Municipal Income Fund, as of October 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. In addition, we have audited the statements of cash flows for the year ended October 31, 2002 for GNMA Fund, Core Bond Fund, and Opportunity Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, and the cash flows of GNMA Fund, Core Bond Fund, and Opportunity Bond Fund for the year ended October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 18, 2002

65	Paydenfunds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	66

Name, Address and Age	Position with Fund	Year Elected	Principal Occupation(s) Past 5 Years	Funds Series	Other Directorships Held
Trustees 333 S. Grand Avenue Los Angeles CA 90071

W.D. Hilton, Jr. Age 55	Independent Trustee	1993
President and CEO, Trust Services, Inc. (since 1997); Executive Director (since 1999) and previously Managing Trustee, NGC Settlement Trust, and President, Asbestos Claims Management Corporation (since 1999)
				All	Trustee, The Metzler/Payden Investment Group

James Clayburn LaForce Age 73	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All
Trustee, The Metzler/Payden Investment Group; Director, The Timken Company; Trustee, PIC Investment Trust, Growth, Balanced, Mid Cap and Small Cap Portfolios, Institutional Money Market Fund and Advisors Series Trust; Director, Black Closed End Fund; Director, Trust for Investment Managers; Director, Parsons Engineering Group

Gerald S. Levey, M.D. Age 65	Independent Trustee	2000	Provost, Medical Sciences, and Dean, School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr. Age 57	Independent Trustee	1993	President and CEO, Automobile Club of Southern California	All	Director, Newhall Land and Farming Company; Director, Blue Shield of California

Dennis C. Poulsen Age 59	Independent Trustee	1992	Chairman and CEO, Rose Hills Company (since 2002), previously Chairman of the Board	All	Director, Rose Hills Company

Stender E. Sweeney Age 61	Independent Trustee	1992	Private Investor	All

Joan A. Payden Age 70	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff Age 37	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel	All

Mary Beth Syal Age 39	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All

Officers 333 S. Grand Avenue Los Angeles CA 90071

Joan A. Payden Age 70	Chairman and CEO	1992	President, CEO and Director Payden & Rygel	All

Yot Chattrabhuti Age 46	Vice President	1997	Senior Vice President, Mutual Fund Operations, Payden & Rygel	All

Bradley F. Hersh Age 33	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel (since 1998); previously Assistant Controller Sierra Capital Management	All

David L. Wagner Age 51	Vice President	1996	Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock Age 51	Secretary	1997	Managing Principal, General Counsel and Payden & Rygel	All

67	Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

TAX EXEMPT BOND FUNDS
Short Duration Tax Exempt Fund
Tax Exempt Bond Fund
California Municipal Income Fund

Paydenfunds
333 South Grand Ave Los Angeles, California 90071
1-800-5-PAYDEN 1-800-572-9336 www.paydenfunds.com